June 24, 2004




Dear Contract Holder:

Attached are the December 31, 2003 audited financial statements of Washington National Insurance Company.


We appreciate and value your business, and look forward to serving you again in the future.

Sincerely,

Washington National Insurance Company




The March 1, 2004 Fundamental Investors, Inc. Prospectus, file number 811-00032, as filed with the Securities and Exchange Commission on February 27, 2004 is incorporated herein by reference.

                      Washington National Insurance Company

                       Consolidated Financial Statements:

                - as of December 31, 2003 and for the four months ended December 31, 2003 (Successor Company)

                - as of December 31, 2002 and for the eight months ended August 31, 2003, and the years ended
                    December 31, 2002 and 2001 (Predecessor Company)

                         REPORT OF INDEPENDENT AUDITORS




To the Board of Directors and Shareholder
Washington National Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Washington National Insurance Company and subsidiaries (the Successor Company) at December 31, 2003 and the results of their operations and their cash flows for the period from September 1, 2003 through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. The consolidated financial statements give retroactive effect to certain business combination transactions as described more fully in Notes 1 and 4 to the consolidated financial statements. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Conseco, Inc. is the ultimate parent of Washington National Insurance Company. As discussed in Note 1 to the consolidated financial statements, the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division confirmed Conseco, Inc.'s Sixth Amended Joint Plan of Reorganization (the "Plan") on September 9, 2003. The Plan was substantially consummated on September 10, 2003 and Conseco, Inc. emerged from bankruptcy. In connection with the emergence from bankruptcy, the Company adopted fresh start accounting as of August 31, 2003.

                                                  /s/ PricewaterhouseCoopers LLP
                                                  ------------------------------
                                                      PricewaterhouseCoopers LLP

April 29, 2004

                         REPORT OF INDEPENDENT AUDITORS




To the Board of Directors and Shareholder
Washington National Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Washington National Insurance Company and subsidiaries (the Predecessor Company) at December 31, 2002 and the results of their operations and their cash flows for the period from January 1, 2003 through August 31, 2003, and for each of the two years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. The consolidated financial statements give retroactive effect to certain business combination transactions as described more fully in Notes 1 and 4 to the consolidated financial statements. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Conseco, Inc. is the ultimate parent of Washington National Insurance Company. As discussed in Note 1 to the consolidated financial statements, Conseco, Inc. filed a petition on December 17, 2002 with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division for reorganization under the provisions of Chapter 11 of the Bankruptcy Code. Conseco, Inc.'s Sixth Amended Joint Plan of Reorganization (the "Plan") was substantially consummated on September 10, 2003 and Conseco, Inc. emerged from bankruptcy. In connection with the emergence from bankruptcy, the Company adopted fresh start accounting as of August 31, 2003.

As discussed in Note 3 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" in 2002.

                                                  /s/ PricewaterhouseCoopers LLP
                                                  ------------------------------
                                                      PricewaterhouseCoopers LLP

April 29, 2004

                      WASHINGTON NATIONAL INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET
                              (Dollars in millions)


                                     ASSETS


                                                                                             Successor          Predecessor
                                                                                            ------------       ------------
                                                                                            December 31,       December 31,
                                                                                                2003               2002
                                                                                                ----               ----
Investments:
    Actively managed fixed maturities at fair value (amortized cost:
       2003 - $8,144.5; 2002 - $9,219.6)...............................................       $ 8,289.4         $ 9,386.6
    Equity securities at fair value (amortized cost: 2003-$20.8; 2002-$65.3)...........            22.0              63.4
    Preferred stock of affiliates at fair value........................................           169.3              94.5
    Mortgage loans.....................................................................           616.0             790.5
    Policy loans.......................................................................           406.8             436.8
    Trading securities.................................................................           592.7               -
    Other invested assets .............................................................           149.1             101.7
                                                                                              ---------         ---------

          Total investments............................................................        10,245.3          10,873.5


Cash and cash equivalents..............................................................           605.6             603.2
Accrued investment income..............................................................           141.2             183.6
Value of policies in force at the Effective Date.......................................           931.2               -
Cost of policies purchased.............................................................             -               530.6
Cost of policies produced..............................................................            11.1             738.2
Reinsurance receivables................................................................           374.5             430.7
Goodwill  .............................................................................           173.9               -
Other intangible assets................................................................             9.8               -
Income tax assets......................................................................            15.9              30.1
Assets held in separate accounts.......................................................            26.3              25.3
Other assets...........................................................................           104.6              58.2
                                                                                              ---------         ---------

          Total assets.................................................................       $12,639.4         $13,473.4
                                                                                              =========         =========















                            (continued on next page)


                   The accompanying notes are an integral part of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                 (Dollars in millions, except per share amount)


                      LIABILITIES AND SHAREHOLDER'S EQUITY


                                                                                             Successor         Predecessor
                                                                                            ------------       -----------
                                                                                            December 31,       December 31,
                                                                                                2003              2002
                                                                                                ----              ----
Liabilities:
    Insurance liabilities..............................................................       $10,537.1         $11,520.7
    Liabilities related to separate accounts...........................................            26.3              25.3
    Investment borrowings..............................................................           283.4             386.8
    Surplus debenture payable to parent................................................            50.0              50.0
    Dividends payable to parent........................................................             -                45.0
    Other liabilities..................................................................           234.7             169.8
                                                                                              ---------         ---------

          Total liabilities............................................................        11,131.5          12,197.6
                                                                                              ---------         ---------

Commitments and contingencies

Shareholder's equity:
    Common stock and additional paid-in capital (par value $5.00 per share, 5,250,000
       shares authorized, 5,007,370 shares issued and outstanding).....................         1,366.9           2,981.0
    Accumulated other comprehensive income.............................................           138.3              77.9
    Retained earnings (deficit)........................................................             2.7          (1,783.1)
                                                                                              ---------         ---------

          Total shareholder's equity...................................................         1,507.9           1,275.8
                                                                                              ---------         ----------

          Total liabilities and shareholder's equity...................................       $12,639.4         $13,473.4
                                                                                              =========         =========























                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF OPERATIONS
                              (Dollars in millions)


                                                                       Successor                 Predecessor
                                                                    --------------  -------------------------------------
                                                                                                             Years
                                                                      Four months     Eight months           ended
                                                                         ended            ended           December 31,
                                                                     December 31,      August 31,      -----------------
                                                                         2003             2003         2002         2001
                                                                         ----             ----         ----         ----
Revenues:
   Insurance policy income........................................     $255.0           $  620.0     $ 1,141.0    $1,357.7
   Net investment income..........................................      239.0              481.4         737.3       848.8
   Net realized investment gains (losses).........................        5.9                6.1        (372.8)     (177.1)
   Other .........................................................        1.3                3.7           6.9        11.5
                                                                       ------           --------     ---------    --------

       Total revenues.............................................      501.2            1,111.2       1,512.4     2,040.9
                                                                       ------           --------     ---------    --------

Benefits and expenses:
   Insurance policy benefits......................................      320.3              515.8         998.5     1,422.4
   Amortization ..................................................       52.6              151.0         562.2       351.4
   Other operating costs and expenses.............................       93.0              166.1         371.0       409.8
   Reorganization items...........................................          -              225.6           -           -
                                                                       ------           --------     ---------    --------

       Total benefits and expenses................................      465.9            1,058.5       1,931.7     2,183.6
                                                                       ------           --------     ---------    --------

       Income (loss) before income taxes and cumulative
         effect of accounting change..............................       35.3               52.7        (419.3)     (142.7)

Income tax expense (benefit):
   Tax expense (benefit) on period income.........................       12.6              (25.2)        (15.5)      (37.9)
   Valuation allowance for deferred tax asset.....................        -                  -           159.0         -
                                                                       ------           --------     ---------    --------

       Income (loss) before cumulative effect of accounting
         change...................................................       22.7               77.9        (562.8)     (104.8)

Cumulative effect of accounting change............................        -                  -        (1,601.9)        -
                                                                       ------           --------     ---------    --------

       Net income (loss)..........................................     $ 22.7           $   77.9     $(2,164.7)   $ (104.8)
                                                                       ======           ========     =========    ========

















                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                 CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
                              (Dollars in millions)


                                                                            Common stock    Accumulated other
                                                                           and additional     comprehensive         Retained
                                                                 Total     paid-in capital    income (loss)     earnings (deficit)
                                                                 -----     ---------------    -------------     ------------------
Predecessor balance, December 31, 2000......................  $ 3,024.4        $2,614.8         $  (241.6)      $   651.2

Comprehensive loss, net of tax:
   Net loss.................................................     (104.8)            -                 -            (104.8)
   Change in unrealized appreciation (depreciation) of
     securities (net of applicable income tax expense
     of $58.1)..............................................      102.1             -               102.1             -
                                                              ---------

         Total comprehensive loss...........................       (2.7)

   Capital contribution.....................................       30.0            30.0               -               -

   Dividends on common stock................................       (82.8)           -                 -             (82.8)
                                                              ----------       --------         ---------       ---------

Predecessor balance, December 31, 2001......................    2,968.9         2,644.8            (139.5)          463.6

Comprehensive loss, net of tax:
   Net loss.................................................   (2,164.7)            -                 -          (2,164.7)
   Change in unrealized appreciation (depreciation) of
     securities (net of applicable income tax expense
     of $120.7).............................................      217.4             -               217.4             -
                                                              ---------

         Total comprehensive loss...........................   (1,947.3)

   Capital contribution.....................................      336.2           336.2               -               -

   Dividends on common stock................................      (82.0)            -                 -             (82.0)
                                                              ---------        --------         ---------       ---------

Predecessor balance, December 31, 2002......................    1,275.8         2,981.0              77.9        (1,783.1)

Comprehensive income, net of tax:
   Net income...............................................       77.9             -                 -              77.9
   Change in unrealized appreciation (depreciation)
     of investments (net of applicable
     income tax benefit of nil).............................      (15.4)            -               (15.4)            -
                                                              ---------

         Total comprehensive income.........................       62.5

   Capital contribution.....................................       28.6            28.6               -               -
                                                              ---------        -------          ----------      ---------

Predecessor balance, August 31, 2003........................    1,366.9         3,009.6              62.5        (1,705.2)

Fresh start adjustments.....................................         -         (1,642.7)            (62.5)        1,705.2
                                                              ---------        --------         ---------       ---------

Successor balance, August 31, 2003..........................    1,366.9         1,366.9               -               -

Comprehensive income, net of tax:
   Net income...............................................       22.7             -                 -              22.7
   Change in unrealized appreciation (depreciation)
     of investments (net of applicable
     income tax expense of $41.3)...........................      138.3             -               138.3             -
                                                              ---------

         Total comprehensive income.........................      161.0

     Dividends on common stock..............................      (20.0)            -                 -             (20.0)
                                                              ---------        --------         ---------       ---------

Successor balance, December 31, 2003........................  $ 1,507.9        $1,366.9         $   138.3       $     2.7
                                                              =========        ========         =========       =========



                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                              (Dollars in millions)


                                                                      Successor                 Predecessor
                                                                     ------------    -------------------------------------
                                                                                                             Years
                                                                      Four months     Eight months           ended
                                                                         ended            ended           December 31,
                                                                      December 31,      August 31,     -----------------
                                                                         2003             2003         2002         2001
                                                                         ----             ----         ----         ----
Cash flows from operating activities:
   Net income (loss)..............................................    $    22.7         $    77.9    $(2,164.7) $   (104.8)
   Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
       Amortization and depreciation..............................         52.6             151.0        564.7       356.3
       Income taxes...............................................         52.0               5.7        162.7       (50.0)
       Insurance liabilities......................................         33.8            (209.4)      (234.9)     (100.7)
       Accrual and amortization of investment income..............         30.5              37.2        120.8       108.8
       Cumulative effect of accounting change.....................          -                 -        1,601.9         -
       Deferral of policy acquisition costs.......................        (14.3)            (40.8)      (130.7)     (239.9)
       Net (gains) losses from sale of investments................         (5.9)             (6.1)       372.8       177.1
       Reorganization items.......................................          -               225.6          -           -
       Other......................................................          4.2             (12.0)      (122.4)        1.9
                                                                      ---------         ---------    ---------  ----------

           Net cash provided by operating activities..............        175.6             229.1        170.2       148.7
                                                                      ---------         ---------    ---------  ----------

Cash flows from investing activities:
   Sales of investments...........................................      2,372.7           1,842.3      7,330.4    11,389.3
   Maturities and redemptions.....................................        546.1             892.7        754.3       771.1
   Purchases of investments.......................................     (2,776.2)         (1,954.7)    (6,351.7)  (11,918.8)
   Other..........................................................         (3.7)            (34.7)       (65.4)       20.8
                                                                      ---------         ---------    ---------  ----------

           Net cash provided by investing activities..............        138.9             745.6      1,667.6       262.4
                                                                      ---------         ---------    ---------  ----------

Cash flows from financing activities:
   Capital contribution...........................................          -                28.6         65.0         3.5
   Deposits to insurance liabilities..............................        205.9             515.4        964.7     1,290.0
   Investment borrowings..........................................         (9.1)            (94.4)      (776.7)    1,091.7
   Withdrawals from insurance liabilities.........................       (435.5)         (1,450.4)    (2,681.6)   (1,697.9)
   Dividends paid on common stock.................................         (2.3)            (45.0)       (37.0)      (57.0)
                                                                      ---------         ---------    ---------  ----------

           Net cash provided (used) by financing activities.......       (241.0)         (1,045.8)    (2,465.6)      630.3
                                                                      ---------         ---------    ---------  ----------

           Net increase (decrease) in cash and
              cash equivalents....................................         73.5             (71.1)      (627.8)    1,041.4

Cash and cash equivalents, beginning of period....................        532.1             603.2      1,231.0       189.6
                                                                      ---------         ---------    ---------  ----------

Cash and cash equivalents, end of period..........................    $   605.6         $   532.1    $   603.2  $  1,231.0
                                                                      =========         =========    =========  ==========




                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------


1.   BASIS OF PRESENTATION

     On December 5, 1997, Conseco, Inc., an Indiana corporation ("Old Conseco"), completed the acquisition of Washington National Insurance Company ("we" or the "Company"). Shareholders of the Company's former parent received $33.25 in cash per common share. The acquisition was accounted for using the push-down purchase method of accounting with an effective date of December 1, 1997. Under this method, the total cost to acquire the Company was allocated to the assets and liabilities based on their fair value, with the excess of the total purchase cost over the fair value of the net assets acquired recorded as goodwill.

     The consolidated financial statements include the effects of the following transactions:

     - the contribution to the Company on December 26, 2003, of 100 percent of the outstanding common stock of Conseco Insurance Company ("CIC", formerly Conseco Annuity Assurance Company prior to its name change in March 2004), an indirect wholly owned subsidiary of Conseco, Inc.

     - the July 1, 2003, merger of Pioneer Life Insurance Company ("Pioneer Life") and its wholly owned subsidiary Conseco Medical Insurance Company into the Company. The consolidated financial statements also include the results of operations of Manhattan National Life Insurance Company, a wholly owned subsidiary of Pioneer Life, prior to its sale in the second quarter of 2002. Pioneer Life was an indirect wholly owned subsidiary of Old Conseco.

     - the June 30, 2001, merger of Wabash Life Insurance Company ("Wabash", a wholly owned subsidiary of Old Conseco) into the Company.

     The above transactions have been accounted for similar to a pooling of interests, as all companies are under common control. Therefore, the assets and liabilities of each company have been combined at their book values and the consolidated statements of operations, shareholder's equity and cash flows have been restated for all periods presented as if the companies had always been combined. Intercompany transactions among the consolidated companies have been eliminated in consolidation. In addition, effective December 31, 2001, United Presidential Life Insurance Company ("UPI", a wholly owned subsidiary of the Company) was merged into Conseco Life Insurance Company ("Conseco Life"), which had been a wholly owned subsidiary of Wabash, with Conseco Life being the surviving corporation. Such merger was also accounted for similar to a pooling of interests and had no effect on the consolidated financial statements as both Conseco Life and UPI were wholly owned subsidiaries of the Company.

     The Company, CIC and Conseco Life are life insurance companies domiciled in Illinois, Illinois and Indiana, respectively, which develop, market and administer annuity, individual life insurance, individual and group accident and health insurance and other insurance products. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a Delaware corporation ("Conseco"). Conseco is a financial services holding company with subsidiaries operating throughout the United States.

     The significant accounting policies we use to prepare our financial statements are further explained in notes 2 and 3 to the consolidated financial statements. We prepare our financial statements in accordance with generally accepted accounting principles ("GAAP"). We follow the accounting standards established by the Financial Accounting Standards Board ("FASB"), the American Institute of Certified Public Accountants and the Securities and Exchange Commission.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

2.   FRESH START REPORTING

     On December 17, 2002, Old Conseco, the Company's former ultimate parent, CIHC, Inc. ("CIHC", a wholly owned subsidiary of Old Conseco and an indirect parent of the Company) and certain of their subsidiaries (collectively referred to as the "Debtors") excluding the Company, filed petitions for reorganization under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Illinois (the "Bankruptcy Court"). Effective September 10, 2003 (the "Effective Date"), the Debtors emerged from bankruptcy protection under the Sixth Amended Joint Plan of Reorganization, which was confirmed pursuant to an order of the Bankruptcy Court on September 9, 2003.

     In accordance with Statement of Position 90-7 "Financial Reporting by Entities in Reorganization under the Bankruptcy Code," ("SOP 90-7"), the Company, as a subsidiary of Conseco, adopted fresh start accounting on the Effective Date. However, in light of the proximity of such date to the August month end, for accounting convenience purposes, the effects of fresh start accounting have generally been reported as if they occurred on August 31, 2003.

     References in the financial statements to "Predecessor" refer to the Company prior to August 31, 2003. References to "Successor" refer to the Company on and after August 31, 2003, after giving effect to the implementation of fresh start reporting.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Under fresh start reporting, a new reporting entity is considered to be created and the Company is required to revalue its assets and liabilities to current estimated fair value, re-establish shareholder's equity at the reorganization value, and record any portion of the reorganization value which can not be attributed to specific tangible or identified intangible assets as goodwill. As a result, the Company's financial statements for periods following August 31, 2003, will not be comparable with those prepared before that date. In addition, all accounting standards that are required to be adopted in the financial statements within twelve months following the adoption of fresh start accounting were adopted as of August 31, 2003. Adjustments to the Predecessor's consolidated balance sheet as of August 31, 2003, to reflect the change in capital structure and the fair value of our assets and liabilities are presented in the following table (dollars in millions):

                                                                                                      Fresh
                                                                                  Predecessor         start       Successor
                                                                                 balance sheet(a)  adjustments  balance sheet
                                                                                 -------------     -----------  -------------
Assets:
    Investments .............................................................      $10,124.8     $   100.1  (b)  $10,224.9
    Cash and cash equivalents................................................          532.1           -             532.1
    Accrued investment income................................................          163.3         (11.4) (d)      151.9
    Value of policies in force at the Effective Date.........................            -         1,012.5  (c)    1,012.5
    Cost of policies purchased...............................................          557.1        (557.1) (c)        -
    Cost of policies produced................................................          660.8        (660.8) (c)        -
    Reinsurance receivables..................................................          372.1           3.8  (d)      375.9
    Goodwill.................................................................            -           235.5  (d)      235.5
    Other intangible assets..................................................            -             9.9  (d)        9.9
    Income tax assets........................................................           47.6           -              47.6
    Assets held in separate accounts.........................................           25.7           -              25.7
    Other assets.............................................................          169.2           4.4  (d)       173.6
                                                                                   ---------     ---------       ----------

         Total assets........................................................      $12,652.7     $   136.9       $12,789.6
                                                                                   =========     =========       =========

Liabilities:
    Liabilities for insurance and asset accumulation products................      $10,403.1     $   357.7  (e)  $10,760.8
    Other liabilities........................................................          314.7           4.8  (d)      319.5
    Investment borrowings....................................................          292.4           -             292.4
    Surplus debenture........................................................           50.0           -              50.0
                                                                                   ---------     ---------       ---------

         Total liabilities .................................................        11,060.2         362.5        11,422.7
                                                                                   ---------     ---------       ---------

Shareholder's equity:
    Common stock and additional paid-in capital..............................        3,009.6      (1,642.7)        1,366.9
    Retained earnings (accumulated deficit)..................................       (1,479.6)      1,479.6             -
    Accumulated other comprehensive income...................................           62.5         (62.5)            -
                                                                                   ---------     ---------       ---------

         Total shareholder's equity..........................................        1,592.5        (225.6)        1,366.9
                                                                                   ---------     ---------       ---------

Total liabilities and shareholder's equity...................................      $12,652.7     $   136.9       $12,789.6
                                                                                   =========     =========       =========

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

-----------------

     (a) Predecessor balance sheet as of August 31, 2003, prior to the recording of the effects of the fresh start adjustments.

     (b) The values of our mortgage loans, policy loans and other invested assets were adjusted to market value at the Effective Date. In addition, the cost basis of our actively managed fixed maturities was increased to recognize all of the unrealized appreciation based on the Predecessor cost basis at the Effective Date.

     (c) The Company's historical cost of policies purchased and cost of policies produced are eliminated and replaced with the value of policies in force at the Effective Date. The value of policies in force reflects the estimated fair value of the Company's business in force and represents the portion of the estimated reorganization value allocated to the value of the right to receive future cash flows from the policies in force on the Effective Date.

          A discount rate of 12 percent was used to determine the value of policies in force and is the rate of return which management of the Company (with assistance from an independent actuarial firm) believes would be required by a purchaser of the business based on conditions existing as of the Effective Date. In determining such rate of return, the following factors, among others, are considered.

                o The magnitude of the risks associated with each of the actuarial assumptions used in determining the expected cash flows.

                o Market rates of interest that would be applicable to an acquisition of the business.

                o The perceived likelihood of changes in insurance regulations and tax laws.

                o   The complexity of the business.

                o   Prices paid for similar blocks of business.

     (d) Assets and liabilities are adjusted to reflect their estimated fair market value. The portion of the reorganization value that could not be attributed to specific tangible or identified intangible assets has been recorded as goodwill.

     (e) The Company establishes reserves for insurance policy benefits based on assumptions as to investment yields, mortality, morbidity, withdrawals and lapses. These reserves include amounts for estimated future payment of claims based on actuarial assumptions. Many factors can affect these reserves, such as economic conditions, inflation, hospital and pharmaceutical costs, changes in doctrines of legal liability and extra contractual damage awards. The balance is based on the Company's best estimate (with assistance from an independent actuarial firm) of the future performance of this business, given recent and expected future changes in experience. Adjustments to the Predecessor's liabilities for insurance and asset accumulation products are further discussed in the note to the consolidated financial statements entitled "Insurance Liabilities".

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

3.   SIGNIFICANT ACCOUNTING POLICIES

     Investments

     We classify our fixed maturity securities into three categories: (i) "actively managed" (which we carry at estimated fair value with any unrealized gain or loss, net of tax and related adjustments, recorded as a component of shareholder's equity); (ii) "trading" (which we carry at estimated fair value with changes in such value recognized as trading income); and (iii) "held to maturity" (which we carry at amortized cost). We had no fixed maturity securities classified as held to maturity during the periods presented in these financial statements.

     At August 31, 2003, we established trading security accounts which are designed to act as a hedge for embedded derivatives related to: (i) our equity-indexed annuity products; and (ii) certain modified coinsurance agreements. See the caption entitled "Accounting for Derivatives" for further discussion regarding the embedded derivatives and the trading accounts. In addition, the trading account includes the investments backing the market strategies of our multibucket annuity products. The change in market value of these securities is substantially offset by the change in insurance policy benefits for these products. Our trading securities totaled $592.7 million at December 31, 2003. The change in the market value of these securities is recognized currently in investment income.

     Equity securities include investments in common stock and non-redeemable preferred stock. We carry these investments at estimated fair value. We record any unrealized gain or loss, net of tax and related adjustments, as a component of shareholder's equity. When declines in value considered to be other than temporary occur, we reduce the amortized cost to estimated fair value and recognize a loss in the statement of operations.

     Preferred stock of affiliates are carried at estimated fair value. We record any unrealized gain or loss, net of income taxes, as a component of shareholder's equity.

     Mortgage loans held in our investment portfolio are carried at amortized unpaid balances, net of provisions for estimated losses.

     Policy loans are stated at their current unpaid principal balances.

     Other invested assets include: (i) Standard & Poor's 500 Index Call Options ("S&P 500 Call Options"); and (ii) certain non-traditional investments. We carry the S&P 500 Call Options at estimated fair value as further described below under "Accounting for Derivatives". Non-traditional investments include investments in certain limited partnerships and promissory notes; we account for them using either the cost method, or for investments in partnerships, the equity method.

     We defer any fees received or costs incurred when we originate investments. We amortize fees, costs, discounts and premiums as yield adjustments over the contractual lives of the investments. We consider anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.

     When we sell a security (other than trading securities), we report the difference between the sale proceeds and amortized cost (determined based on specific identification) as a realized investment gain or loss.

     We regularly evaluate all of our investments based on current economic conditions, credit loss experience and other investee-specific developments. If there is a decline in a security's fair value that is other than temporary, we treat it as a realized investment loss and reduce our cost basis of the security to its estimated fair value.

     Cash and Cash Equivalents

     Cash and cash equivalents include commercial paper, invested cash and other investments purchased with original maturities of less than three months. We carry them at amortized cost, which approximates estimated fair value.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Assets Held in Separate Accounts

     Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims that may arise out of any other business of the Company. We report separate account assets at market value; the underlying investment risks are assumed by the contractholders. We record the related liabilities at amounts equal to the market value of the underlying assets. We record the fees earned for administrative and contractholder services performed for the separate accounts in insurance policy income.

     Cost of Policies Produced

     In conjunction with the implementation of fresh start accounting, we eliminated the historical balance of the Predecessor's cost of policies produced as of August 31, 2003 and replaced it with the value of policies in force at the Effective Date.

     The costs that vary with, and are primarily related to, producing new insurance business in the period after August 31, 2003 are referred to as cost of policies produced. We amortize these costs (using the interest rate credited to the underlying policy for universal life or investment-type products and the projected investment earnings rate for other products): (i) in relation to the estimated gross profits for universal life-type and investment-type products; or
(ii) in relation to future anticipated premium revenue for other products.

     When we realize a gain or loss on investments backing our universal life or investment-type products, we adjust the amortization to reflect the change in estimated gross profits from the products due to the gain or loss realized and the effect of the event on future investment yields. We also adjust the cost of policies produced for the change in amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. We include the impact of this adjustment in accumulated other comprehensive income (loss) within shareholder's equity.

     We regularly evaluate the recoverability of the unamortized balance of the cost of policies produced. We consider estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable. If we determine a portion of the unamortized balance is not recoverable, it is charged to amortization expense.

     Value of Policies Inforce at the Effective Date

     In conjunction with the implementation of fresh start accounting, we eliminated the historical balances of the Predecessor's cost of policies purchased and cost of policies produced as of the Effective Date and replaced them with the value of policies inforce as of the Effective Date.

     The cost assigned to the right to receive future cash flows from contracts existing at August 31, 2003 is referred to as the cost of policies inforce at the Effective Date. We also defer renewal commissions paid in excess of ultimate commission levels related to the existing policies in this account. The balance of this account is amortized, evaluated for recovery, and adjusted for the impact of unrealized gains (losses) in the same manner as the cost of policies produced described above.

     The discount rate we used to determine the value of the cost of policies inforce as of the Effective Date is the rate of return which management of the Company (with assistance from an independent actuarial firm) believes would be required by a purchaser of the business based on conditions existing as of the Effective Date. In determining this required rate of return, we considered many factors including: (i) the magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows; (ii) market rates of interest that would be applicable to an acquisition of the business; (iii) the likelihood of changes in projected future cash flows that might occur if there are changes in insurance regulations and tax laws; (iv) the complexity of the business; and (v) recent prices (i.e., discount rates used in determining valuations) paid by others to acquire similar blocks of business. The weighted average discount rate we used to determine the value of business inforce as of the Effective Date was 12 percent.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The Company expects to amortize approximately 13 percent of the December 31, 2003 balance of the value of policies inforce at the Effective Date in 2004, 13 percent in 2005, 11 percent in 2006, 9 percent in 2007 and 8 percent in 2008.

     Goodwill

     In conjunction with our adoption of fresh start accounting, we revalued our assets and liabilities to current estimated fair value and established our capital accounts at the reorganization value. We recorded the $235.5 million of the reorganization value which could not be attributed to specific tangible or identified intangible assets as goodwill. Under current accounting rules (which became effective January 1, 2002) goodwill is not amortized but is subject to an annual impairment test (or more frequent under certain circumstances).

     Although the goodwill balance will not be subject to amortization, it will be reduced by the future use of the Company's net deferred income tax assets (including the tax operating loss carryforwards) existing at August 31, 2003 (such balance was reduced by $61.6 million in the four months ended December 31, 2003). A valuation allowance has been provided for the remaining balance of such net deferred income tax assets due to the uncertainties regarding their realization. See the note entitled "Income Taxes" for further discussion.

     Changes in the carrying amount of goodwill are as follows (dollars in millions):

                                                                         Successor
                                                                        ------------
                                                                        Four months
                                                                           ended
                                                                        December 31,
                                                                           2003
                                                                           ----
Goodwill balance, beginning of period................................     $235.5
Recognition of tax valuation reserve established at the
     Effective Date..................................................      (61.6)
                                                                          ------

Goodwill balance, end of period......................................     $173.9
                                                                          ======

     Reorganization Items

     Reorganization items representing the effect of implementing fresh start reporting totaled $225.6 million in the eight months ended August 31, 2003, and are presented separately in the consolidated statement of operations.

     Other Intangible Assets

     In conjunction with our adoption of fresh start accounting, we identified certain intangible assets other than goodwill. We determined the value of these assets with assistance from an independent valuation firm. In accordance with SFAS 142, other intangible assets with indefinite lives are not amortized, but are subject to impairment tests on an annual basis (or more frequent under certain circumstances). SFAS 142 requires intangible assets with finite useful lives to be amortized over their estimated useful lives and to be reviewed for impairment in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). We amortize the value of our independent agency force over their estimated useful lives of 15 years using the straight line method. We continually evaluate the reasonableness of the useful lives of these assets.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The following summarizes other identifiable intangible assets as of December 31, 2003 (dollars in millions):

                                                                                Successor
                                                                                ---------
       Indefinite lived other intangible assets:
          State licenses and charters.........................................     $6.7
                                                                                   ----

              Total indefinite lived other intangible assets..................      6.7
                                                                                   ----

       Finite lived other intangible assets:
          Independent agency force............................................      3.2
          Less accumulated amortization.......................................      (.1)
                                                                                   ----

              Total finite lived other intangible assets......................      3.1
                                                                                   ----

          Total other intangible assets.......................................     $9.8
                                                                                   ====

     Recognition of Insurance Policy Income and Related Benefits and Expenses on Insurance Contracts

     Generally, we recognize insurance premiums for traditional life and accident and health contracts as earned over the premium-paying periods. We establish reserves for future benefits on a net-level premium method based upon assumptions as to investment yields, mortality, morbidity, withdrawals and dividends. We record premiums for universal life-type and investment-type contracts that do not involve significant mortality or morbidity risk as deposits to insurance liabilities. Revenues for these contracts consist of mortality, morbidity, expense and surrender charges. We establish reserves for the estimated present value of the remaining net costs of all reported and unreported claims.

     Reinsurance

     In the normal course of business, we seek to limit our exposure to loss on any single insured or to certain groups of policies by ceding reinsurance to other insurance enterprises. We currently retain no more than $.8 million of mortality risk on any one policy. We diversify the risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ratings. If any reinsurer could not meet its obligations, the Company would assume the liability. The likelihood of a material loss being incurred as a result of the failure of one of our reinsurers is considered remote. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policy. The cost of reinsurance ceded totaled $42.3 million in the four months ended December 31, 2003; $88.0 million in the eight months ended August 31, 2003; and $159.1 million and $214.3 million in 2002 and 2001, respectively. Of the cost of reinsurance ceded, approximately $13.2 million and $37.0 million in 2002 and 2001, respectively, were from transactions with affiliates of the Company. The cost of reinsurance ceded from transactions with affiliates of the Company were not significant in the eight months ended August 31, 2003 or the four months ended December 31, 2003. We deduct this cost from insurance policy income. In each case, the Company is contingently liable for claims reinsured if the assuming company is unable to pay. Reinsurance recoveries netted against insurance policy benefits totaled $48.4 million in the four months ended December 31, 2003; $103.2 million in the eight months ended August 31, 2003; and $178.6 million and $181.1 million in 2002 and 2001, respectively.

     From time-to-time, we assume insurance from other companies. Any costs associated with the assumption of insurance are amortized consistent with the method used to amortize the cost of policies produced described above. Reinsurance premiums assumed totaled $63.3 million in the four months ended December 31, 2003; $124.2 million in the eight months ended August 31, 2003; and $141.4 million and $98.8 million in 2002 and 2001, respectively. Reinsurance premiums assumed were from transactions with affiliates of the Company were $40.7 million in the four months ended December 31, 2003; $86.3 million in the eight months ended August 31, 2003; and $96.3 million and $37.6 million in 2002 and 2001, respectively.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     At December 31, 2003 and 2002, approximately 15 percent and 17 percent, respectively, of our total reinsurance recoverables were from subsidiaries of Conseco.

     See "Accounting for Derivatives" for a discussion of the derivative embedded in the payable related to certain modified coinsurance agreements.

     Income Taxes

     Our income tax expense includes deferred income taxes arising from temporary differences between the financial reporting and tax bases of assets and liabilities, capital loss carryforwards and net operating loss carryforwards. In assessing the realization of deferred income tax assets, we consider whether it is more likely than not that the deferred income tax assets will be realized. The ultimate realization of our deferred income tax assets depends upon generating future taxable income during the periods in which our temporary differences become deductible and before our net operating loss carryforwards expire. In addition, the use of the Company's net ordinary loss carryforwards is dependent, in part, on whether the IRS ultimately agrees with the tax position we plan to take in our current and future tax returns. We evaluate the realizability of our deferred income tax assets by assessing the need for a valuation allowance on a quarterly basis. As of December 31, 2003, a valuation allowance has been provided for the entire balance of the net deferred tax asset as the realization of the net deferred tax asset is uncertain.

     Investment Borrowings

     As part of our investment strategy, we may enter into reverse repurchase agreements and dollar-roll transactions to increase our investment return or to improve our liquidity. We account for these transactions as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse repurchase agreements except that, with dollar rolls, the repurchase involves securities that are substantially the same as the securities sold (rather than being the same security). Such borrowings averaged $289.2 million during the four months ended December 31, 2003; $380.9 million during the eight months ended August 31, 2003; and $594.3 million during 2002. These borrowings were collateralized by investment securities with fair values approximately equal to the loan value. The weighted average interest rate on such borrowings were 1.6 percent during the four months ended December 31, 2003; 1.8 percent during the eight months ended August 31, 2003; and 1.6 percent during 2002. The primary risk associated with short-term collateralized borrowings is that a counterparty will be unable to perform under the terms of the contract. Our exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (such excess was not material at December 31, 2003). We believe the counterparties to our reverse repurchase and dollar-roll agreements are financially responsible and that the counterparty risk is minimal.

     Use of Estimates

     When we prepare financial statements in conformity with GAAP, we are required to make estimates and assumptions that significantly affect various reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods. For example, we use significant estimates and assumptions in calculating values for the cost of policies produced, the cost of policies purchased, the value of policies inforce at the Effective Date, certain investments, assets and liabilities related to income taxes, goodwill, liabilities for insurance and asset accumulation products, liabilities related to litigation and guaranty fund assessment accruals. If our future experience differs from these estimates and assumptions, our financial statements would be materially affected.

     Accounting for Derivatives

     Our equity-indexed annuity products provide a guaranteed base rate of return and a higher potential return linked to the performance of the Standard & Poor's 500 Index ("S&P 500 Index") based on a percentage (the "participation rate") over an annual period. At the beginning of each policy year, a new index period begins. We are able to change the participation rate at the beginning of each index period, subject to contractual minimums. We buy S&P 500 Call Options in an effort to hedge potential increases to policyholder benefits resulting from increases in the S&P 500 Index to which the product's return is

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

linked. We include the cost of the S&P 500 Call Options in the pricing of these products. Policyholder account balances for these annuities fluctuate in relation to changes in the values of these options. We reflect changes in the estimated market value of these options in net investment income. Option costs that are attributable to benefits provided were $16.3 million during the four months ended December 31, 2003; $45.8 million during the eight months ended August 31, 2003; and $82.3 million and $103.0 million during 2002 and 2001, respectively. These costs are reflected in the change in market value of the S&P 500 Call Options included in investment income. Net investment income (loss) related to equity-indexed products before this expense was $51.8 million in the four months ended December 31, 2003; $66.2 million in the eight months ended August 31, 2003; and $(3.4) million and $4.3 million in 2002 and 2001, respectively. These amounts were substantially offset by the corresponding charge to insurance policy benefits. The estimated fair value of the S&P 500 Call Options was $78.6 million and $28.4 million at December 31, 2003 and 2002, respectively. We classify these instruments as other invested assets. The Company accounts for the options attributed to the policyholder for the estimated life of the annuity contract as embedded derivatives as defined by Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by Statement of Financial Accounting Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" and Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" (collectively referred to as "SFAS 138"). We record the changes in the fair values of the embedded derivatives in current earnings as a component of policyholder benefits. The fair value of these derivatives, which are classified as "liabilities for interest-sensitive products" was $175.7 million and $274.0 million at December 31, 2003 and 2002, respectively. We have transferred a specified block of investments which are equal to the balance of these liabilities to our trading securities account, which we carry at estimated fair value with changes in such value recognized as investment income. The change in value of these trading securities should largely offset the portion of the change in the value of the embedded derivative which is caused by interest rate fluctuations.

     If the counterparties for the derivatives we hold fail to meet their obligations, we may have to recognize a loss. We limit our exposure to such a loss by diversifying among several counterparties believed to be strong and creditworthy. At December 31, 2003, all of the counterparties were rated "A" or higher by Standard & Poor's Corporation ("S&P").

     The FASB's Derivative Implementation Group issued SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments" ("DIG B36") in April 2003. DIG B36 addresses specific circumstances under which bifurcation of an instrument into a host contract and an embedded derivative is required. DIG B36 requires the bifurcation of a derivative from the receivable or payable related to a modified coinsurance agreement, where the yield on the receivable and payable is based on a return of a specified block of assets rather than the creditworthiness of the ceding company. We implemented this guidance on August 31, 2003, in conjunction with our adoption of fresh start accounting. We have determined that certain of our reinsurance payable balances contain embedded derivatives. Such derivatives had an estimated fair value of $5.1 million and $6.1 million at August 31, 2003 and December 31, 2003, respectively. We record the change in the fair value of these derivatives as a component of investment income. We have transferred the specific block of investments related to these agreements to our trading securities account, which we carry at estimated fair value with changes in such value recognized as investment income. The change in value of these trading securities should largely offset the change in value of the embedded derivatives.

     Multibucket Annuity Product

     The Company's multibucket annuity is a fixed annuity product that credits interest based on the experience of a particular market strategy. Policyholders allocate their annuity premium payments to several different market strategies based on different asset classes within the Company's investment portfolio. Interest is credited to this product based on the market return of the given strategy, less management fees, and funds may be moved between different strategies. The Company guarantees a minimum return of premium plus approximately 3 percent per annum over the life of the contract. The investments backing the market strategies of these products are designated by the Company as trading securities. The change in the fair value of these securities is recognized currently in investment income which is substantially offset by the change in insurance policy benefits for these products.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

Fair Values of Financial Instruments

We use the following methods and assumptions to determine the estimated fair values of financial instruments:

Investment securities. For fixed maturity securities (including redeemable preferred stocks) and for equity and trading securities, we use quotes from independent pricing services, where available. For investment securities for which such quotes are not available, we use values obtained from broker-dealer market makers or by discounting expected future cash flows using a current market rate appropriate for the yield, credit quality, and (for fixed maturity securities) the maturity of the investment being priced.

Preferred stock of affiliates. The issuer, which is the Company's indirect parent, may redeem the preferred stock at any time at the redemption price plus accrued and unpaid dividends. The estimated fair value of these investments approximates their redemption amount.

Cash and cash equivalents. The carrying amount for these instruments approximates their estimated fair value.

Mortgage loans and policy loans. We discount future expected cash flows for loans included in our investment portfolio based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. We aggregate loans with similar characteristics in our calculations. The market value of policy loans approximates their carrying value.

Other invested assets. We use quoted market prices, where available. When quotes are not available, we estimate the fair value based on: (i) discounted future expected cash flows; or (ii) independent transactions which establish a value for our investment. When we are unable to estimate a fair value, we assume a market value equal to carrying value.

Insurance liabilities for interest-sensitive products. We discount future expected cash flows based on interest rates currently being offered for similar contracts with similar maturities.

Investment borrowings. Due to the short-term nature of these borrowings (terms generally less than 30 days), estimated fair values are assumed to approximate the carrying amount reported in the balance sheet.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Here are the estimated fair values of our financial instruments (dollars in millions):

                                                                                    Successor            Predecessor
                                                                              --------------------   -------------------
                                                                                   December 31,         December 31,
                                                                                      2003                  2002
                                                                              --------------------   -------------------
                                                                               Carrying      Fair     Carrying     Fair
                                                                                Amount       Value     Amount      Value
                                                                                ------       -----     ------      -----
Financial assets:
   Actively managed fixed maturities........................................  $ 8,289.4  $ 8,289.4   $ 9,386.6  $ 9,386.6
   Equity securities........................................................       22.0       22.0        63.4       63.4
   Preferred stock of affiliates............................................      169.3      169.3        94.5       94.5
   Mortgage loans...........................................................      616.0      635.6       790.5      811.7
   Policy loans.............................................................      406.8      406.8       436.8      436.8
   Trading securities.......................................................      592.7      592.7         -          -
   Other invested assets....................................................      149.1      149.1       101.7      101.7
   Cash and cash equivalents................................................      605.6      605.6       603.2      603.2

Financial liabilities:
   Insurance liabilities for interest-sensitive products (1)................   10,537.1   10,537.1    11,520.7   11,520.7
   Investment borrowings....................................................      283.4      283.4       386.8      386.8

--------------------
(1) The estimated fair value of the liabilities for interest-sensitive products was approximately equal to its carrying value at December 31, 2003 and 2002. This was because interest rates credited on the vast majority of account balances approximate current rates paid on similar products and because these rates are not generally guaranteed beyond one year. We are not required to disclose fair values for insurance liabilities, other than those for interest-sensitive products. However, we take into consideration the estimated fair values of all insurance liabilities in our overall management of interest rate risk. We attempt to minimize exposure to changing interest rates by matching investment maturities with amounts due under insurance contracts.

     Cumulative Effect of Accounting Change Related to Predecessor

     The FASB issued SFAS 142, in June 2001. Under the new rule, intangible assets with an indefinite life are no longer amortized in periods subsequent to December 31, 2001, but are subject to annual impairment tests (or more frequently under certain circumstances), effective January 1, 2002. The Company determined that all of its goodwill had an indefinite life and was therefore subject to the new rules. The Company adopted SFAS 142 on January 1, 2002.

     Pursuant to the transitional rules of SFAS 142, we completed the two-step impairment test during 2002 and, as a result of that test, we recorded the cumulative effect of the accounting change for the goodwill impairment charge of $1,601.9 million. The impairment charge is reflected in the cumulative effect of an accounting change in the accompanying consolidated statement of operations for the year ended December 31, 2002.

     The significant factors used to determine the amount of the impairment included analyses of industry market valuations, historical and projected performance of the Company, discounted cash flow analyses and the market value of our capital. The valuation utilized the best available information, including assumptions and projections we considered reasonable and supportable. The assumptions we used to determine the discounted cash flows involve significant judgments regarding the best estimate of future premiums, expected mortality and morbidity, interest earned and credited rates, persistency and expenses. The discount rate used was based on an analysis of the weighted average cost of capital for several insurance companies and considered the specific risk factors related to the Company. Pursuant to the guidance in SFAS 142, quoted market prices in active markets are the best evidence of fair value and shall be used as the basis for measurement, if available. Our impairment analysis also considered the significant negative events affecting Conseco during 2002 as well as the rating agency downgrades experienced by the Company in 2002.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Prior to the adoption of SFAS 142, we determined whether goodwill was recoverable from projected undiscounted net cash flows for our earnings over the remaining amortization period. If we determined that undiscounted projected cash flows were not sufficient to recover the goodwill balance, we would reduce its carrying value with a corresponding charge to expense or shorten the amortization period.

     Changes in the carrying amount of the Predecessor's goodwill for the eight months ended August 31, 2003 and the year ended December 31, 2002, are as follows (dollars in millions):

                                                                                        Predecessor
                                                                               --------------------------------
                                                                               Eight months           Year
                                                                                  ended               ended
                                                                                August 31,         December 31,
                                                                                   2003                2002
                                                                                   ----                ----
Goodwill balance, beginning of period.......................................      $  -             $ 1,601.9
Cumulative effect of accounting change......................................         -              (1,601.9)
                                                                                  -----            ---------

Goodwill balance, end of period.............................................      $  -             $     -
                                                                                  =====            =========

     In accordance with SFAS 142, we discontinued the amortization of goodwill expense effective January 1, 2002. The following information summarizes the impact of goodwill amortization on net income (loss) for the periods presented in our consolidated statement of operations for periods prior to January 1, 2002 (dollars in millions):

                                                                                       Predecessor
                                                                                     -----------------
                                                                                        Year ended
                                                                                     December 31, 2001
                                                                                     -----------------
Reported net loss...............................................................         $(104.8)
Add back:  goodwill amortization................................................            55.9
                                                                                         -------

Adjusted net loss...............................................................         $ (48.9)
                                                                                         =======

     Recently Issued Accounting Standards

     Pursuant to SOP 90-7, we have implemented the provisions of accounting principles required to be adopted within twelve months of the adoption of fresh start accounting. The following summarizes the new accounting pronouncements we have recently adopted:

     The FASB's Derivative Implementation Group issued DIG B36 in April 2003. DIG B36 addresses specific circumstances under which bifurcation of an instrument into a host contract and an embedded derivative is required. DIG B36 requires the bifurcation of a derivative from the receivable or payable related to a modified coinsurance agreement, where the yield on the receivable and payable is based on a return of a specified block of assets rather than the creditworthiness of the ceding company. We implemented this guidance on August 31, 2003, in conjunction with our adoption of fresh start accounting. See the caption entitled "Accounting for Derivatives" for a discussion of the impact of implementing this guidance.

     The FASB issued Financial Accounting Standards No. 149 "Amendment of SFAS No. 133 on Derivative Instruments and Hedging Activities" ("SFAS 149") in April 2003. SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities." Except for certain implementation guidance included in SFAS 149 which is already effective, the new guidance is effective for: (i) contracts entered into or modified after June 30, 2003; and (ii) hedging relationships designated after June 30, 2003. The adoption of SFAS 149 did not have a material impact on the Company's consolidated financial statements.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-01 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01") in July 2003. SOP 03-01 provides guidance on several insurance company disclosure and accounting matters including the appropriate accounting for: (i) separate accounts; (ii) additional interest (for example, persistency bonus) accruing to the investment contract holder; (iii) the liability for contracts where the amounts assessed against the contract holder each period are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years; (iv) potential benefits to annuity holders in addition to their account balance; (v) sales inducements to contract holders; and (vi) other provisions. As a result of our adoption of fresh start accounting, we were required to revalue our insurance product liabilities and record them at their estimated fair market value. In calculating the value of the liabilities for insurance and asset accumulation products, we followed the guidance of SOP 03-01. We have changed the way we classify the costs related to sales inducements in accordance with the new guidance. However, such change was not material. Our reserve for sales inducement persistency bonus benefits was $272.7 million at December 31, 2003, and $268.5 million at August 31, 2003.

     In January 2003, the FASB issued FIN 46, which requires expanded disclosures for and, in some cases, consolidation of significant investments in variable interest entities ("VIE"). A VIE is an entity in which the equity investors do not have the characteristics of a controlling financial interest, or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. Under FIN 46, a company is required to consolidate a VIE if it is the primary beneficiary of the VIE. FIN 46 defines primary beneficiary as the party which will absorb a majority of the VIE's expected losses or receive a majority of the VIE's expected residual returns, or both. The Company has investments in various types of VIEs. However, the Company is not the primary beneficiary of the VIEs and, therefore, the consolidation and disclosure requirements of FIN 46 are not applicable for these investments.

     The FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45") in November 2002. FIN 45 requires certain guarantees to be recognized as liabilities at fair value. In addition, it requires a guarantor to make new disclosures regarding its obligations. We implemented the new disclosure requirements as of December 31, 2002. FIN 45's liability recognition requirement is effective on a prospective basis for guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not impact the Company's results of operations or financial condition.

     The FASB issued Statement of Financial Accounting Standards No. 146, "Accounting for Exit or Disposal Activities" ("SFAS 146") in June 2002. SFAS 146 addresses financial accounting and reporting for costs that are associated with exit and disposal activities and supersedes Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)" ("EITF 94-3"). SFAS 146 is required to be used to account for exit or disposal activities that are initiated after December 31, 2002. The provisions of EITF 94-3 shall continue to apply for an exit activity initiated prior to the adoption of SFAS 146. SFAS 146 requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of commitment to an exit or disposal plan. The Company adopted the provisions of SFAS 146 on January 1, 2003. The initial adoption of SFAS 146 did not have an impact on the Company's consolidated financial statements.

     The FASB issued Statement of Financial Accounting Standards No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections" ("SFAS 145") in April 2002. Under previous guidance all gains and losses resulting from the extinguishment of debt were required to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. SFAS 145 rescinds that guidance and requires that gains and losses from extinguishments of debt be classified as extraordinary items only if they are both unusual and infrequent in occurrence. SFAS 145 also amends previous guidance to require certain lease modifications that have economic effects similar to sale-leaseback transactions to be accounted for in the same manner as sale-leaseback transactions. The Company adopted SFAS 145 on January 1, 2003. The initial adoption of SFAS 145 did not have an impact on the Company's consolidated financial statements.

     The FASB issued SFAS 144 in August 2001. This standard addresses the measurement and reporting for impairment of all long-lived assets. It also broadens the definition of what may be presented as a discontinued operation in the

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

consolidated statement of operations to include components of a company's business segments. SFAS 144 requires that long-lived assets currently in use be written down to fair value when considered impaired. Long-lived assets to be disposed of are written down to the lower of cost or fair value less the estimated cost to sell. The Company adopted this standard on January 1, 2002. The adoption of this standard did not have a material effect on our financial position or results of operations.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

4.   MERGERS AND CONTRIBUTION OF AFFILIATE

     Effective July 1, 2003, Pioneer Life and its wholly owned subsidiary were merged with the Company, with the Company being the surviving corporation. At the time of the mergers, all outstanding shares of Pioneer Life and its subsidiary were cancelled. Each share of the common stock of the Company issued and outstanding at July 1, 2003, remained outstanding as the common stock of the merged company. On December 26, 2003, the Company received a contribution of 100 percent of the outstanding common stock of CIC. As described in note 1, the consolidated financial statements include the assets and liabilities of Pioneer Life and CIC and their results of operations, changes in shareholder's equity and cash flows as if the companies had always been combined. The impact of such transactions on certain balances reflected in the consolidated financial statements was as follows (dollars in millions):

                                                               Amount prior                   Pioneer
                                                                 to effect                    Life and     Reported
                                                                of mergers        CIC       subsidiaries    amount
                                                                ----------        ---       ------------    ------
2002
----
Actively managed fixed maturities...........................     $3,950.2      $4,714.4       $  722.0     $ 9,386.6
Total investments...........................................      4,732.2       5,331.5          809.8      10,873.5
Cost of policies purchased..................................        306.7         123.8          100.1         530.6
Cost of policies produced...................................        332.1         325.5           80.6         738.2
Reinsurance receivables.....................................        298.4          20.0          112.3         430.7
Total assets................................................      5,931.9       6,410.7        1,130.8      13,473.4
Insurance liabilities.......................................      5,240.1       5,414.8          865.8      11,520.7
Total liabilities...........................................      5,413.7       5,832.3          951.6      12,197.6
Total shareholder's equity..................................        518.2         578.4          179.2       1,275.8
Insurance policy income.....................................        570.2         132.8          438.0       1,141.0
Net investment income.......................................        337.2         336.0           64.1         737.3
Total revenues..............................................        733.2         285.4          493.8       1,512.4
Insurance policy benefits...................................        614.8         158.2          225.5         998.5
Amortization................................................        172.5         272.5          117.2         562.2
Total benefits and expenses.................................        951.9         515.7          464.1       1,931.7
Income (loss) before income taxes and
   cumulative effect of accounting change...................       (218.7)       (230.3)          29.7        (419.3)

                                                               Amount prior                     Pioneer
                                                                 to effect                     Life and     Reported
                                                                of mergers         CIC       subsidiaries   amount
                                                                ----------         ---       ------------   ------
2001
----
Insurance policy income.....................................       $481.9        $ 69.6         $806.2      $1,357.7
Net investment income.......................................        375.6         391.7           81.5         848.8
Total revenues..............................................        817.0         332.9          891.0       2,040.9
Insurance policy benefits...................................        593.9         204.7          623.8       1,422.4
Amortization................................................        130.4          93.0          128.0         351.4
Total benefits and expenses.................................        856.7         373.7          953.2       2,183.6
Loss before income taxes....................................        (39.7)        (40.8)         (62.2)       (142.7)

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

5.   INVESTMENTS

     At December 31, 2003, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows (dollars in millions):

                                                                                              Successor
                                                                          ------------------------------------------------
                                                                                         Gross        Gross      Estimated
                                                                          Amortized    unrealized   unrealized     fair
                                                                             cost        gains        losses       value
                                                                             ----        -----        ------       -----
Investment grade:
   Corporate securities................................................    $4,906.5      $114.8       $ 6.8      $5,014.5
   United States Treasury securities and obligations of
     United States government corporations and agencies................       363.0         3.8          .1         366.7
   States and political subdivisions...................................       173.4         1.7          .8         174.3
   Debt securities issued by foreign governments.......................        43.2          .9         -            44.1
   Structured securities ..............................................     2,351.6        21.2         6.4       2,366.4
Below-investment grade (primarily corporate securities)................       306.8        17.1          .5         323.4
                                                                           ---------     ------       -----      --------

     Total actively managed fixed maturities...........................    $8,144.5      $159.5       $14.6      $8,289.4
                                                                           ========      ======       =====      ========

Equity securities......................................................    $   20.8      $  1.2       $ -        $   22.0
                                                                           ========      ======       =====      ========

Preferred stock of affiliates..........................................    $  104.5      $ 64.8       $ -        $  169.3
                                                                           ========      ======       =====      ========

     At December 31, 2002, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows (dollars in millions):

                                                                                            Predecessor
                                                                          ------------------------------------------------
                                                                                         Gross       Gross      Estimated
                                                                          Amortized    unrealized  unrealized      fair
                                                                             cost        gains       losses        value
                                                                             ----        -----       ------        -----
Investment grade:
   Corporate securities................................................   $5,134.6        $236.6      $159.2     $5,212.0
   United States Treasury securities and obligations of
     United States government corporations and agencies................      137.7          12.2         1.1        148.8
   States and political subdivisions...................................      160.7           8.9          .2        169.4
   Debt securities issued by foreign governments.......................       49.5           4.1         -           53.6
   Structured securities ..............................................    3,029.2         157.7         3.5      3,183.4
Below-investment grade (primarily corporate securities)................      707.9          35.9       124.4        619.4
                                                                          --------        ------      ------     --------

     Total actively managed fixed maturities...........................   $9,219.6        $455.4      $288.4     $9,386.6
                                                                          ========        ======      ======     ========

Equity securities......................................................   $   65.3        $  3.4      $  5.3     $   63.4
                                                                          ========        ======      ======     ========

Preferred stock of affiliates..........................................   $   94.5        $  -        $  -       $   94.5
                                                                          ========        ======      ======     ========

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Accumulated other comprehensive income (loss) is primarily comprised of unrealized gains (losses) on actively managed fixed maturity investments. Such amounts, included in shareholder's equity as of December 31, 2003 and 2002, were summarized as follows (dollars in millions):

                                                                                             Successor         Predecessor
                                                                                            ------------       ------------
                                                                                            December 31,       December 31,
                                                                                                2003               2002
                                                                                                ----               ----
Unrealized gains on investments..........................................................      $211.6             $143.0
Adjustment to value of policies inforce at the Effective Date............................       (32.0)               -
Adjustments to cost of policies purchased and cost of policies produced..................         -                (21.5)
Deferred income tax expense..............................................................       (41.3)             (43.6)
                                                                                               ------             ------

       Accumulated other comprehensive income............................................      $138.3             $ 77.9
                                                                                               ======             ======

     The following table sets forth the amortized cost and estimated fair value of actively managed fixed maturities at December 31, 2003, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Most of the mortgage-backed securities shown below provide for periodic payments throughout their lives (dollars in millions).

                                                                                                                 Estimated
                                                                                                  Amortized        fair
                                                                                                    cost           value
                                                                                                    ----           -----
Due in one year or less........................................................................    $   65.7      $   65.7
Due after one year through five years..........................................................       639.4         646.6
Due after five years through ten years.........................................................     2,261.7       2,302.4
Due after ten years............................................................................     2,823.9       2,906.1
                                                                                                   --------      --------

     Subtotal..................................................................................     5,790.7       5,920.8
Structured securities (a)......................................................................     2,353.8       2,368.6
                                                                                                   --------      --------

        Total actively managed fixed maturities ...............................................    $8,144.5      $8,289.4
                                                                                                   ========      ========

------------------
(a) Includes below-investment grade mortgage-backed securities with both an amortized cost and estimated fair value of $2.2 million.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Net investment income consisted of the following (dollars in millions):

                                                                       Successor                 Predecessor
                                                                    -------------     -----------------------------------
                                                                                                            Years
                                                                      Four months     Eight months          ended
                                                                         ended            ended           December 31,
                                                                      December 31,      August 31,     -----------------
                                                                         2003             2003         2002         2001
                                                                         ----             ----         ----         ----
Actively managed fixed maturity securities........................     $162.7            $378.0        $711.1      $819.6
Trading income related to policyholder and reinsurer accounts.....       10.8               -             -           -
Equity securities.................................................         .5               1.7           7.5        10.3
Equity securities - affiliated....................................        3.1              11.3          15.3        12.6
Mortgage loans....................................................       11.6              23.6          39.0        42.9
Policy loans......................................................       16.3              35.2          51.7        52.9
Change in value of S&P Call Options related to equity-indexed
   products.......................................................       35.5              20.4         (85.7)      (98.7)
Other invested assets.............................................        1.4              14.9           1.5        (1.0)
Cash and cash equivalents.........................................        1.9               5.2          12.0        24.6
                                                                       ------            ------        ------      ------

   Gross investment income........................................      243.8             490.3         752.4       863.2
Investment expenses...............................................        4.8               8.9          15.1        14.4
                                                                       ------            ------        ------      ------

     Net investment income........................................     $239.0            $481.4        $737.3      $848.8
                                                                       ======            ======        ======      ======

     The carrying value of fixed maturity investments, trading account securities and mortgage loans that were not accruing investment income totaled $25.1 million and $129.2 million in 2003 and 2002, respectively.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Net realized investment gains (losses) were included in revenue as follows (dollars in millions):

                                                                       Successor                Predecessor
                                                                    -------------     -----------------------------------
                                                                                                             Years
                                                                     Four months     Eight months            ended
                                                                        ended            ended            December 31,
                                                                     December 31,      August 31,      ------------------
                                                                         2003             2003         2002         2001
                                                                         ----             ----         ----         ----
Fixed maturities:
   Gross gains.....................................................     $ 19.3           $ 80.4      $ 136.9      $ 156.2
   Gross losses....................................................      (11.3)           (40.0)      (126.8)      (158.7)
   Other than temporary decline in fair value......................       (3.2)           (27.8)      (294.4)      (143.2)
                                                                        ------           ------      -------      -------

       Net realized investment gains (losses) from fixed maturities        4.8             12.6       (284.3)      (145.7)

Equity securities..................................................         .1             (1.1)        (6.0)        (3.2)
Other than temporary decline in fair value of equity securities
   and other invested assets.......................................        (.2)             (.6)       (83.6)       (22.6)
Other..............................................................        1.2             (4.8)         1.1         (5.6)
                                                                        ------           ------      -------      -------

     Net realized investment gains (losses)........................     $  5.9           $  6.1      $(372.8)     $(177.1)
                                                                        ======           ======      =======      =======

     Investments with Other-Than-Temporary Losses

     During the four months ended December 31, 2003, we recorded writedowns of fixed maturity investments and equity securities totaling $3.4 million as further described in the following paragraphs:

     During the four months ended December 31, 2003, we recognized a loss of $1.8 million related to our holdings in a holding company for small investment management related firms. Alleged irregularities at one subsidiary of the holding company regarding late trading and market timing activities on behalf of clients have made it probable that the value of the subsidiary has been substantially diminished, negatively affecting the value of investments in the holding company. Accordingly, we concluded the decline in fair value was other than temporary.

     During the four months ended December 31, 2003, we recognized a loss of $1.1 million related to our holdings in a utility plant in Brazil. This utility has experienced reduced earnings and cash flow, local corporate law and regulatory issues and has been impacted by economic difficulties in Brazil. Accordingly, we concluded the decline in fair value was other than temporary.

     In addition to the specific investments discussed above, we recorded $.5 million of writedowns related to various other fixed maturities.

     During the eight months ended August 31, 2003, we recorded writedowns of fixed maturity investments, equity securities and other invested assets totaling $28.4 million as further described in the following paragraphs:

     During the eight months ended August 31, 2003, we recognized a loss of $8.0 million to record certain commercial loans at their estimated fair value as we intended to liquidate them and use the proceeds to repay the senior financing used to acquire the loans. No additional gain or loss was recognized upon the ultimate disposition of the loans.

     During the eight months ended August 31, 2003, we recorded writedowns of $6.1 million related to holdings of a fixed income security in a trust which leases airplanes and related equipment. We believe that the collateral supporting these investments has eroded and, therefore, we concluded the decline in fair value was other than temporary.

     During the eight months ended August 31, 2003, we recorded writedowns of $3.1 million related to our investment in a

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

limited partnership organized for the purpose of making, owning, managing and disposing of investments. Our analysis of the financial condition of the partnership indicated that the decline in fair value was other than temporary.

     During the eight months ended August 31, 2003, we recorded writedowns of $2.1 million related to our holdings of fixed maturity investments in a fertilizer company that has filed for bankruptcy. A significant portion of its production capacity was rendered unprofitable due to high raw material costs and was temporarily idled. Accordingly, we concluded that the decline in fair value was other than temporary.

     During the eight months ended August 31, 2003, we recorded writedowns of $1.6 million related to our holdings of fixed maturity investments in a major airline that has filed bankruptcy. Although our investments are backed by collateral, our analysis of the value of the underlying collateral indicated that the decline in fair value of the investment is other than temporary.

     During the eight months ended August 31, 2003, we recorded writedowns of $1.4 million related to holdings of a fixed income security of a finance company that has had significant financial and liquidity problems. Accordingly, we concluded the decline in fair value was other than temporary.

     During the eight months ended August 31, 2003, we recorded writedowns of $1.2 million related to holdings in a health care company that has had financial problems due to financial misstatements, substantial regulatory and litigation exposure and its failure to meet debt service requirements. The adverse effect on liquidity and access to capital may force this issuer to file for bankruptcy. Accordingly, we concluded the decline in fair value was other than temporary.

     In addition to the specific investments discussed above, we recorded $4.9 million of writedowns related to various other fixed maturity investments. No other writedown of a single issuer exceeded $1.2 million.

     Recognition of Losses

     We regularly evaluate all of our investments for possible impairment based on current economic conditions, credit loss experience and other investee-specific developments. If there is a decline in a security's net realizable value that is other than temporary, the decline is recognized as a realized loss and the cost basis of the security is reduced to its estimated fair value.

     Our evaluation of investments for impairment requires significant judgments to be made including: (i) the identification of potentially impaired securities;
(ii) the determination of their estimated fair value; and (iii) assessment of whether any decline in estimated fair value is other than temporary. If new information becomes available or the financial condition of the investee changes, our judgments may change resulting in the recognition of an investment loss at that time.

     Our periodic assessment of whether unrealized losses are "other than temporary" requires significant judgment. Factors considered include: (i) the extent to which market value is less than the cost basis; (ii) the length of time that the market value has been less than cost; (iii) whether the unrealized loss is event driven, credit-driven or a result of changes in market interest rates; (iv) the near-term prospects for improvement in the issuer and/or its industry; (v) whether the investment is investment-grade and our view of the investment's rating and whether the investment has been downgraded since its purchase; (vi) whether the issuer is current on all payments in accordance with the contractual terms of the investment and is expected to meet all of its obligations under the terms of the investment; (vii) our ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery; and (viii) the underlying current and prospective asset and enterprise values of the issuer and the extent to which our investment may be affected by changes in such values.

     If a decline in value is determined to be other than temporary and the cost basis of the security is written down to fair value, we review the circumstances which caused us to believe that the decline was other than temporary with respect to other investments in our portfolio. If such circumstances exist with respect to other investments, those investments are also written down to fair value. Future events may occur, or additional or updated information may become available, which may necessitate future realized losses of securities in our portfolio. Significant losses in the carrying value of our investments could have a material adverse effect on our earnings in future periods.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Mortgage Loans

     At December 31, 2003, the mortgage loan balance was primarily comprised of commercial loans. Approximately 7.7 percent, 7.7 percent, 7.1 percent, 6.2 percent, 5.7 percent and 5.2 percent of the mortgage loan balance were on properties located in Ohio, Florida, New York, Pennsylvania, Maine and Texas, respectively. No other state comprised greater than 5 percent of the mortgage loan balance. At December 31, 2003, we had no allowance for losses on mortgage loans (mortgage loans were recorded at market values at August 31, 2003, in conjunction with our adoption of fresh start accounting). Noncurrent mortgage loans were insignificant at December 31, 2003. Our allowance for loss on mortgage loans was $3.0 million at December 31, 2002.

     Other Investment Disclosures

     Life insurance companies are required to maintain certain investments on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $51.1 million and $72.9 million at December 31, 2003 and 2002, respectively.

     At December 31, 2002, the Company held $53.2 million of investments related to a 50 story office building in New York City known as the General Motors Building. Such investments were primarily held in our fixed maturity investment portfolio. Such investments were sold in September 2003. In connection with the adoption of fresh start accounting, the value of these investments totaled $148.4 million and approximated the proceeds received from the sale of these investments.

     The Company had one investment in excess of 10 percent of shareholder's equity at both December 31, 2003 and 2002, (other than investments issued or guaranteed by the United States government or a United States government agency). At December 31, 2003, the Company had investments in Investors Guaranty Assurance ("IGA") with both an amortized cost and estimated fair value of $167.4 million. At December 31, 2002, the Company had investments in IGA with an amortized cost and estimated fair value of $180.0 million and $167.4 million, respectively.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

6.   INSURANCE LIABILITIES

     These liabilities consisted of the following (dollars in millions):

                                                                                   Successor
                                                                                   ----------   Successor     Predecessor
                                                                                    Interest   ------------   ------------
                                                         Withdrawal    Mortality      rate     December 31,    December 31,
                                                         assumption   assumption   assumption      2003           2002
                                                         ----------   ----------   ----------      ----           ----
   Future policy benefits:
     Interest-sensitive products:
       Investment contracts............................      N/A          N/A          (c)       $ 4,849.2      $ 5,571.7
       Universal life-type contracts...................      N/A          N/A          N/A         3,520.0        3,867.3
                                                                                                 ---------      ---------

         Total interest-sensitive products.............                                            8,369.2        9,439.0
                                                                                                 ---------      ---------
     Traditional products:
       Traditional life insurance contracts............    Company
                                                         experience       (a)          4%            880.5          936.4
       Limited-payment annuities.......................    Company
                                                         experience,
                                                       if applicable      (b)          6%            371.1          309.1
       Individual and group accident and health........    Company      Company
                                                         experience   experience       4%            531.3          459.2
                                                                                                 ---------      ---------

         Total traditional products....................                                            1,782.9        1,704.7
                                                                                                 ---------      ---------

   Claims payable and other policyholder funds ........      N/A          N/A          N/A           385.0          377.0
                                                                                                 ---------      ---------

         Total.........................................                                          $10,537.1      $11,520.7
                                                                                                 =========      =========

-------------
(a)  Principally modifications of the 1965 - 70 Basic Tables.
(b) Principally, the 1984 United States Population Table and the NAIC 1983 Individual Annuity Mortality Table.
(c) In 2003 and 2002, all of this liability represented account balances where future benefits are not guaranteed.


                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The Company establishes reserves for insurance policy benefits based on assumptions as to investment yields, mortality, morbidity, withdrawals, lapses and maintenance expenses. These reserves include amounts for estimated future payment of claims based on actuarial assumptions. The balance is based on the Company's best estimate (with assistance from an independent actuarial firm) of the future policyholder benefits to be incurred on this business, given recent and expected future changes in experience.

     In accordance with SOP 90-7, the Successor established insurance liabilities and an asset for the value of policies inforce at the effective date using current assumptions. Adjustments to the Predecessor's liabilities for insurance and asset accumulation products as of August 31, 2003 are summarized below (dollars in millions):

                                                                          Predecessor      Fresh start         Successor
                                                                         balance sheet     adjustments       balance sheet
                                                                         -------------     -----------       -------------
Liabilities for insurance and asset accumulation products:
    Traditional and limited payment products:
       Traditional life insurance products ..............................   $   773.3        $ 71.7            $   845.0
       Limited pay annuities.............................................       382.1          31.7                413.8
       Individual and group accident and health .........................       418.6         106.4                525.0
                                                                            ---------        ------            ---------

          Total liabilities for traditional and limited payment products.     1,574.0         209.8              1,783.8
                                                                            ---------        ------            ---------

    Interest-sensitive products:
       Investment contracts .............................................     4,825.2         158.5              4,983.7
       Universal life-type products .....................................     3,590.5         (10.7)             3,579.8
                                                                            ---------        ------            ---------

          Total liabilities for interest-sensitive products..............     8,415.7         147.8              8,563.5
                                                                            ---------        ------            ---------

    Other liabilities for insurance and asset accumulation products:
       Separate accounts.................................................        25.7           -                   25.7
       Claims payable and other policyholder funds ......................       387.7            .1                387.8
                                                                            ---------        ------            ---------

          Total other liabilities for insurance and asset accumulation
              products...................................................       413.4            .1                413.5
                                                                            ---------        ------            ---------

Total liabilities for insurance and asset accumulation products..........   $10,403.1        $357.7            $10,760.8
                                                                            =========        ======            =========

     The following provides explanations for the fresh-start adjustment to insurance liabilities related to our insurance inforce at the effective date.

     Traditional insurance and limited pay products

     In accordance with Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" and Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97"), the Predecessor used the original actuarial assumptions determined when traditional long-duration and limited payment insurance contracts were issued in determining liability calculations through the fresh start date, provided the resulting liabilities were adequate to provide for future benefits and expenses under the related contracts. This accounting principle is referred to as the "lock in" principle and is only applicable to traditional insurance and limited pay products. The use of assumptions that are locked in at the time of issue means that absent loss recognition, the same assumptions are used in accounting for a particular block of business unless the block is subject to purchase or fresh start accounting.

     At the Effective Date, the Successor established insurance liabilities at the present value of future benefits and expenses associated with the policies, by using current best-estimate assumptions with provisions for adverse deviation. Such

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

assumptions include estimates as to investment yields, mortality, morbidity, withdrawals, lapses and maintenance expenses. The current best-estimate assumptions for these blocks of business differ from the original actuarial assumptions determined when the business was acquired or issued as further described in the following paragraphs.

     Due to the current interest rate environment and the requirement to mark the value of the investment portfolio to market, we changed our assumptions related to future investment earnings. The weighted average expected yield on our investment portfolio decreased to approximately 5.6 percent at the Effective Date from 6.7 percent at December 31, 2002. Approximately $.2 billion of the fresh-start increase to insurance liabilities is the result of changes in future expected investment earnings.

     Interest-sensitive products subject to requirements of SFAS 97

     The insurance liability for asset accumulation products (such as deferred annuities and universal life products) is generally equal to current policyholder account balances. These balances generally do not change as a result of the adoption of fresh start accounting. The fresh-start adjustment to insurance liabilities for interest-sensitive products primarily results from:
(i) the adoption of SOP 03-01 as of the Effective Date; and (ii) certain Predecessor insurance liabilities that were different from the present value of estimated future benefits as of August 31, 2003.

     The adoption of SOP 03-01 as of the effective date required a change in methodology regarding persistency bonuses provided to policyholders who continue to keep their policies inforce for a stated period of time. The Predecessor recognized the cost of this benefit over the period prior to the time the benefit is credited in proportion to estimated gross profits and assumed a certain number of policies would terminate before the benefit was credited. Under SOP 03-01, the cost for such benefits is recognized ratably over the period prior to the time the benefit is credited without assuming policy terminations. Insurance liabilities increased by approximately $.1 billion as a result of the adoption of SOP 03-01.

     In addition, the insurance liabilities for certain Predecessor insurance liabilities were different than the present value of estimated future benefits as of the Effective Date.

     The Predecessor had previously established an insurance liability related to certain business, to recognize the future loss expected to be recognized for the former practice of reducing the cost of insurance charges to amounts below the level permitted under the provisions of the policy. The Predecessor amortized this liability into income in proportion to estimated gross profits on the business, consistent with SFAS 97 requirements for unearned revenues. The Predecessor had previously decided to discontinue the practice of providing this nonguaranteed benefit. Accordingly, the remaining insurance liability established for this benefit was no longer required at August 31, 2003, resulting in a $.1 billion reduction to reserves in conjunction with our adoption of fresh-start accounting.

     The liabilities established for our equity-indexed annuity products (including the value of options attributable to policyholders for the estimated life of the annuity contract and accounted for as embedded derivatives) are established pursuant to different accounting rules than other interest-sensitive products. At the Effective Date, the present value of estimated future benefits for our equity-indexed products exceeded the value of the Predecessor's liabilities by $.1 billion, resulting in a fresh-start adjustment.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

7.   INCOME TAXES

     Income tax assets (liabilities) were comprised of the following (dollars in millions):


                                                                                               Successor        Predecessor
                                                                                              ------------      ------------
                                                                                              December 31,      December 31,
                                                                                                  2003             2002
                                                                                                  ----             ----
Deferred income tax (liabilities) assets:
    Net operating loss carryforwards.........................................................  $   69.6          $  58.4
    Capital loss carryforwards...............................................................     163.1             65.3
    Investments (primarily actively managed fixed maturities)................................     (42.8)           116.7
    Cost of policies purchased and cost of policies produced.................................    (175.2)          (353.0)
    Insurance liabilities....................................................................     345.8            396.3
    Unrealized depreciation..................................................................     (41.3)           (43.6)
    Other....................................................................................     (42.4)            36.0
                                                                                                -------          -------

         Deferred income tax assets..........................................................     276.8            276.1
                                                                                                -------          -------

         Valuation allowance.................................................................    (276.8)          (276.1)
                                                                                                -------          -------

Current income tax assets....................................................................      15.9             30.1
                                                                                                -------          -------

         Income tax assets...................................................................   $  15.9          $  30.1
                                                                                                =======          =======

     Income tax expense (benefit) was as follows (dollars in millions):

                                                                      Successor                  Predecessor
                                                                    -------------     -----------------------------------
                                                                                                           Years
                                                                      Four months     Eight months         ended
                                                                         ended            ended        December 31,
                                                                     December 31,      August 31,      ------------------
                                                                         2003             2003         2002         2001
                                                                         ----             ----         ----         ----
Current tax benefit.......................................               $(7.7)          $(25.2)      $(15.5)      $(18.2)
Deferred tax provision (benefit)..........................                20.3              -            -          (19.7)
Valuation allowance.......................................                 -                -          159.0          -
                                                                         -----           ------       ------       ------

       Income tax expense (benefit).......................               $12.6           $(25.2)      $143.5       $(37.9)
                                                                         =====           ======       ======       ======

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     A reconciliation of the U.S. statutory corporate tax rate to the effective rate reflected in the statement of operations is as follows:

                                                                       Successor                Predecessor
                                                                    -------------     -----------------------------------
                                                                                                             Years
                                                                      Four months     Eight months           ended
                                                                         ended            ended           December 31,
                                                                      December 31,      August 31,     ------------------
                                                                         2003             2003         2002         2001
                                                                         ----             ----         ----         ----
U.S. statutory corporate rate...............................              35.0%            35.0%       (35.0)%      (35.0)%
State taxes.................................................                .7              4.3          (.6)         (.3)
Nondeductible goodwill amortization.........................               -                -            -           13.7
Nontaxable investment income................................              (3.0)            (7.4)        (1.3)        (3.5)
Income tax credits..........................................               (.5)            (3.3)         (.6)        (1.5)
Valuation allowance.........................................               -             (221.8)        65.8          -
Loss on impairment of affiliated investment.................               -                -            5.0          -
Reorganization items........................................               -              149.8          -            -
Other.......................................................               3.5             (4.4)          .9          -
                                                                          ----           ------        -----        -----

Income tax expense (benefit)................................              35.7%           (47.8)%       34.2%       (26.6)%
                                                                          ====           ======        =====        =====

     The Company is currently under examination by the Internal Revenue Service for tax years ending December 31, 1999 and 2001. The outcome of the examination is not expected to result in material adverse deficiencies.

     At December 31, 2003, the Company had federal operating loss carryforwards of $198.8 million available for use on future tax returns. These carryforwards will expire as follows: $11.2 million in 2004; $4.4 million in 2005; $6.5 million in 2008; $.1 million in 2010; $2.0 million in 2011; $16.0 million in 2012; $43.4 million in 2013; $6.9 million in 2014; $60.5 million in 2016; $33.2 million in 2017; and $14.6 million in 2018.

     Further, at December 31, 2003, the Company had federal capital loss carryforwards of $465.9 million available for use on future tax returns. These carryforwards will expire as follows: $2.7 million in 2005; $5.5 million in 2006; $355.2 million in 2007; and $102.5 million in 2008.

     The timing and manner in which the Company will be able to utilize some or all of its loss carryfowards will be limited by Section 382 of the Internal Revenue Code. Section 382 imposes limitations on a corporation's ability to use its tax attributes (i.e., ordinary losses and capital losses) if the company undergoes an ownership change. Because the Company's ultimate parent company underwent an ownership change pursuant to its reorganization, we have determined that this limitation applies to the Company. Any losses that are subject to the
Section 382 limitation will only be utilized by the Company and its affiliates up to approximately $140 million per year with any unused amounts carried forward to the following year. Once a Section 382 limit is set it cannot be increased by a later Section 382 event. Therefore, to the extent that the Companies' losses are limited under an earlier Section 382 limitation, such earlier limitation will continue to apply. The limitation is prorated to the Company and its affiliates based upon the attributes in existence as of September 10, 2003, the majority of which are attributed to the Company.

     The reduction of any portion of our deferred income tax valuation allowance (including the net operating loss carryforwards) existing as of August 31, 2003, will be accounted for as a reduction of goodwill when utilized pursuant to SOP 90-7. If all goodwill is eliminated, any additional reduction of the valuation allowance existing at August 31, 2003 will be accounted for as a reduction of other intangible assets until exhausted and thereafter as an addition to paid-in-capital. Goodwill was reduced by $61.6 million during the four months ended December 31, 2003, due to a reduction in the valuation allowance for net deferred income tax assets established at the Effective Date.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

8.   COMMITMENTS AND CONTINGENCIES

     Litigation

     We are involved on an ongoing basis in lawsuits (including purported class actions) relating to our operations, including with respect to sales practices. The ultimate outcome of these lawsuits cannot be predicted with certainty and we have estimated the potential exposure for each of the matters and have recorded a liability if a loss is deemed probable.

     On June 27, 2001, two suits against the Company's subsidiary, Philadelphia Life Insurance Company (now known as Conseco Life), both purported nationwide class actions seeking unspecified damages, were consolidated in the U.S. District Court, Middle District of Florida (In Re PLI Sales Litigation, Cause No. 01-MDL-1404), alleging among other things, fraudulent sales and a "vanishing premium" scheme. Philadelphia Life filed a motion for summary judgment against both named plaintiffs, which motion was granted in June 2002. Plaintiffs appealed to the 11th Circuit. The 11th Circuit, in July 2003, affirmed in part and reversed in part, allowing two fraud counts with respect to one plaintiff to survive. The plaintiffs' request for a rehearing with respect to this decision has been denied. Philadelphia Life has filed a summary judgment motion with respect to the remaining claims. This summary judgment was denied in February 2004. In March 2004, the remaining plaintiff filed a motion to substitute plaintiff, to which Philadelphia Life has objected. We expect the court to set a trial date during the June 2005 trial term. Philadelphia Life believes this lawsuit is without merit and intends to defend it vigorously. The ultimate outcome of the lawsuit cannot be predicted with certainty.

     On December 1, 2000, the Company's former subsidiary, Manhattan National Life Insurance Company, was named in a purported nationwide class action seeking unspecified damages in the First Judicial District Court of Santa Fe, New Mexico (Robert Atencio and Theresa Atencio, for themselves and all other similarly situated v. Manhattan National Life Insurance Company, an Ohio corporation, Cause No. D-0101-CV-2000-2817), alleging among other things fraud by non-disclosure of additional charges for those policyholders paying via premium modes other than annual. We retained liability for this litigation in connection with the sale of Manhattan National Life in June 2002. We believe this lawsuit is without merit and intend to defend it vigorously. The ultimate outcome of the lawsuit cannot be predicted with certainty.

     On December 19, 2001, the Company and certain affiliates were named in a purported nationwide class action seeking unspecified damages in the District Court of Adams County, Colorado (Jose Medina and others similarly situated v. Conseco Annuity Assurance Company, Conseco Life Insurance Company, Bankers National Life Insurance Company and Bankers Life and Casualty Company, Cause No. 01-CV-2465), alleging among other things breach of contract regarding alleged non-disclosure of additional charges for those policy holders paying via premium modes other than annual. On July 14 and 15, 2003 the plaintiff's motion for class certification was heard and the court took the matter under advisement. On November 10, 2003, the court denied the motion for class certification. On January 26, 2004, the plaintiff appealed the trial court's ruling denying class certification. All further proceedings have been stayed pending the outcome of the appeal. The defendants believe this lawsuit is without merit and intend to defend it vigorously. The ultimate outcome of the lawsuit cannot be predicted with certainty.

     Conseco Life and an affiliate, have recently been named in multiple purported class actions and individual lawsuits alleging, among other things, breach of contract with regard to a change made in the way monthly deductions are calculated for insurance coverage. This change was the adjustment of a non-guaranteed element, which was not in the applicable policy form. The specific lawsuits include: David Barton v. Conseco Life Insurance Company, Case No. 04-20048-CIV-MORENO (Southern District, Florida); Stephen Hook, an individual, on behalf of himself and all others similarly situated v. Conseco Life Insurance Company and Bankers Life and Casualty Company and Does 1 through 10, Case No. CGC-04-428872 (Superior Court, San Francisco County, California); Donald King, as Trustee of the Irrevocable Trust of Arnold L. King v. Conseco Life Insurance Company, Case No. 1: 04CV0163 (Northern District, Ohio); Michael
S. Kuhn, on behalf of himself and all others similarly situated v. Conseco Life Insurance Company and Does 1 through 100, Case No. 03-416786 (Superior Court, San Francisco County, California); Sidney H. Levine and Judith A. Levine v. Conseco Life Insurance Company, Mark F. Peters Insurance Services, Inc. Hon. John Garamendi (in his capacity as Insurance Commissioner for the State of California) and Does 1 through 10, Case No. 04 CV 125 LAB (BLM) (Southern District, California); Edwin Jacob "Jake" Garn et al. v. Conseco Life Insurance Company, Case No. 29D02-0312-PL-1034 (Superior Court, Hamilton County,

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

Indiana); Edward M. Medvene, an Individual, and Sherwin Samuels and Miles Rubin, as Trustees of the Edward Medvene 2984 Insurance Trust v. Conseco Life Insurance Company, Case No. CV04-846-AHM (MCX) (Central District, California); Edwin Jacob "Jake" Garn, on Behalf of Himself and All Others Similarly Situated v. Conseco Life Insurance Company, Case No. 1:04-CV-0514SEB-VSS (Southern District, Indiana); Steven Rose, on Behalf of Himself and All Others Similarly Situated, and on Behalf of the General Public for the State of California vs. Conseco Life Insurance Company, Case No. GIC 827178 (Superior Court, San Diego County, California); Murray Gomer, Murray Gomer Irrevocable Trust, individually, and on behalf of the class of all others similarly situated, and on behalf of the General Public v. Conseco Life Insurance Company, successor to Philadelphia Life Insurance Company and formerly known as Massachusetts General Life Insurance Company, Case No. CV04-1409-SJO (RNDX) (Central District, California) and James
S. Farley and Judy B. Farley, individually and on behalf of all others similarly situated, and on behalf of the general public vs. Conseco Life Insurance Company, Case No. C-041563 ED (Northern District, California). In those cases pending in Federal court, motions to stay and to consolidate have been filed pursuant to Federal multidistrict litigation rules. We believe these lawsuits are without merit and intend to defend them vigorously. The ultimate outcome of the lawsuits cannot be predicted with certainty.

     On February 7, 2003, Conseco Life, was named in a purported Texas statewide class action seeking unspecified damages in the County Court of Cameron County, Texas. On February 12, 2004, the complaint was amended to allege a purported nationwide class and to name Conseco Services, LLC as an additional defendant (Lawrence Onderdonk and Yolanda Carrizales v. Conseco Life Insurance Company, Conseco Services, LLC, and Pete Ramirez, III, Cause No. 2003-CCL-102-C). The purported class consists of all former Massachusetts General Flexible Premium Adjustable Life Insurance Policy policyholders who were converted to Conseco Life Flexible Premium Adjustable Life Insurance Policies and whose accumulated values in the Massachusetts General policies were applied to first year premiums on the Conseco Life policies. The complaint alleges, among other things, civil conspiracy to convert the accumulated cash values of the plaintiffs and the class, and the violation of insurance laws nationwide. We believe this lawsuit is without merit and intend to defend it vigorously. The ultimate outcome of the lawsuit cannot be predicted with certainty.

     On December 30, 2002 and December 31, 2002, five suits were filed in various Mississippi counties against Conseco Life (Kathie Allen, et al. v. Conseco Life Insurance Company, et al., Circuit Court of Jones County, Mississippi, Cause No. 2002-448-CV12; Malcolm Bailey, et al. v. Conseco Life Insurance Company, et al., Circuit Court of Claiborne County, Mississippi, Cause No. CV-2002-371; Anthony Cascio, et al. v. Conseco Life Insurance Company, et al, Circuit Court of LeFlore County, Mississippi, Cause No. CV-2002-0242-CICI; William Garrard, et al. v. Conseco Life Insurance Company, et al., Circuit Court of Sunflower County, Mississippi, Cause No. CV-2002-0753-CRL; and William Weaver, et al. v. Conseco Life Insurance Company, et al., Circuit Court of LeFlore County, Mississippi, Cause No. CV-2002-0238-CICI) alleging, among other things, a "vanishing premium" scheme. Conseco Life removed all of the cases to the U.S. District Courts in Mississippi. In September 2003, plaintiffs' motion to remand was denied in the Garrard and Weaver matters, but granted in the Cascio matter. In November 2003, Conseco Life filed motions for summary judgment in the Garrard and Weaver matters. No ruling has been made on these motions. In November 2003, Conseco Life again removed the Cascio matter to U.S. District Court. In April 2004 the Cascio matter was remanded to state court. Conseco Life awaits the court's ruling on plaintiff's motion to remand in the Allen matter. In Bailey the parties have agreed to stay in Federal court and the plaintiffs amended their complaint on January 15, 2004 to allege purported nationwide class action allegations regarding alleged wrongful collection of charges under the policy. On January 30, 2004, Conseco Life filed a motion to dismiss, or in the alternative, motion for summary judgment. Conseco Life believes the lawsuits are without merit and intends to defend them vigorously. The ultimate outcome of the lawsuits cannot be predicted with certainty.

     In addition, the Company and its subsidiaries are involved on an ongoing basis in other arbitrations and lawsuits, including purported class actions, related to their operations. The ultimate outcome of all of these other legal matters pending against the Company or its subsidiaries cannot be predicted, and, although such lawsuits are not expected individually to have a material adverse effect on the Company, such lawsuits could have, in the aggregate, a material adverse effect on the Company's consolidated financial condition, cash flows or results of operations.

     Guaranty Fund Assessments

     The balance sheet at December 31, 2003, includes: (i) accruals of $11.0 million, representing our estimate of all known assessments that will be levied against the Company by various state guaranty associations based on premiums written

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

through December 31, 2003; and (ii) receivables of $2.6 million that we estimate will be recovered through a reduction in future premium taxes as a result of such assessments. At December 31, 2002, such guaranty fund assessment related accruals were $11.0 million and such receivables were $3.9 million. These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the insurance companies. We recognized expense for such assessments of $.4 million in the four months ended December 31, 2003; $2.6 million in the eight months ended August 31, 2003; and $(.7) million and $4.6 million in 2002 and 2001, respectively.

     Leases

     The Company rents office space, equipment and computer software under noncancellable operating leases. As a result of the sale of the Company's health insurance business in 1996 and the acquisition by Conseco, the Company entered into an agreement to sublease its home office building to an unaffiliated company. The building was leased from a joint venture partnership in which the Company has a one-third interest. Total rental expense was $3.0 million in the four months ended December 31, 2003; $6.4 million in the eight months ended August 31, 2003; and $10.5 million and $11.7 million in 2002 and 2001, respectively. Future required minimum rental payments as of December 31, 2003, were as follows (dollars in millions):

              2004........................................................      $ 3.5
              2005........................................................        3.6
              2006........................................................        3.6
              2007........................................................        3.7
              2008........................................................        3.8
              Thereafter..................................................       17.4
                                                                                -----

                                              Total.......................      $35.6
                                                                                =====

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

9.   OTHER DISCLOSURES

     Postretirement Plan

     The Company provides health care and life insurance benefits for certain eligible retired employees under a partially funded plan. Such postretirement benefit plan is contributory, with participants' contributions adjusted annually. An actuarial measurement date of September 30 is used for the postretirement benefit plan. Amounts related to the postretirement benefit plan were as follows (dollars in millions):

                                                                                      Postretirement
                                                                                         benefits
                                                                              --------------------------------
                                                                               Successor          Predecessor
                                                                              ------------        ------------
                                                                              December 31,        December 31,
                                                                                 2003                  2002
                                                                                 ----                  ----
Benefit obligation, beginning of year.....................................      $ 19.8                $ 19.4
    Interest cost.........................................................         1.1                   1.3
    Plan participants' contributions......................................         -                      .6
    Actuarial (gain) loss.................................................        (1.0)                   .6
    Benefits paid.........................................................        (1.8)                 (2.1)
                                                                                ------                ------

Benefit obligation, end of year...........................................      $ 18.1                $ 19.8
                                                                                ======                ======

Fair value of plan assets, beginning of year..............................      $  1.1                $  2.0
    Employer contributions................................................         1.6                   2.1
    Benefits paid.........................................................        (2.7)                 (3.0)
                                                                                ------                ------

Fair value of plan assets, end of year....................................      $  -                  $  1.1
                                                                                ======                ======

Funded status.............................................................      $(18.1)               $(18.7)
Unrecognized net actuarial gain...........................................         -                    (7.1)
                                                                                ------                ------

       Accrued benefit liability..........................................      $(18.1)               $(25.8)
                                                                                ======                ======

     Plan assets as of December 31, 2002, consisted of an investment in the Conseco Fixed Income Fund offered by Conseco Fund Group. The Conseco Fixed Income Fund invested primarily in investment-grade debt securities.

     We used the following weighted average assumptions to calculate:

                                                                      2003                  2002
                                                                      ----                  ----
Benefit obligations:
    Discount rate..............................................       6.3%                  6.5%

Net periodic cost:
    Discount rate..............................................       6.5%                  7.0%
    Expected return on plan assets.............................       4.6%                  4.6%

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The following assumed health care cost trend rates were used to determine our postretirement benefit obligation:

                                                                      2003                  2002
                                                                      ----                  ----
Initial healthcare cost trend rate                                   10.0%                 11.5%
Ultimate health care cost trend rate                                  6.0%                  5.0%
Year the rate reaches the ultimate trend rate                        2014                  2015

     A one percentage point change in the assumed health care cost trend rate would have the following effects (dollars in millions):

                                                                           One Percentage Point
                                                                    ------------------------------
                                                                    Increase              Decrease
                                                                    --------              --------
Effect on the postretirement benefit obligation                       $1.5                 $(1.4)
Effect on the net periodic post retirement benefit cost                 .1                   (.1)

     Components of the cost we recognized related to postretirement plans were as follows (dollars in millions):

                                                                                        Postretirement
                                                                                            benefits
                                                                     ----------------------------------------------------
                                                                       Successor                     Predecessor
                                                                     ------------     -----------------------------------
                                                                                                            Years
                                                                      Four months     Eight months          ended
                                                                         ended           ended            December 31,
                                                                     December 31,      August 31,      -----------------
                                                                         2003             2003         2002         2001
                                                                         ----             ----         ----         ----
Interest cost....................................................       $ .4             $ .7          $1.3         $1.1
Expected return of plan assets...................................          -                -           (.1)         (.1)
Amortization of prior service cost...............................          -                -             -          (.8)
Recognized net actuarial loss....................................        (.3)             (.5)          (.5)          -
                                                                        ----             ----          ----         ----

       Net periodic cost.........................................       $ .1             $ .2          $ .7         $ .2
                                                                        ====             ====          ====         ====

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Related Party Transactions

     The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services (including data processing, executive management and investment management services) are based on Conseco's direct and directly allocable costs plus a 10 percent margin. Total fees incurred by the Company under such agreements were $59.1 million in the four months ended December 31, 2003; $116.5 million in the eight months ended August 31, 2003; and $200.9 million and $217.9 million in 2002 and 2001, respectively.

     At December 31, 2002, the Company held preferred stock of CIHC of $92.8 million. The value of such preferred stock was the value reflected in the Debtor's Disclosure Statement as it was filed with the Bankruptcy Court. During 2002, the Company recognized a $59.6 million other-than-temporary impairment on these investments. Under a Stock Exchange Agreement dated September 11, 2003, the Company received preferred stock of CDOC, Inc. ("CDOC"), the Company's indirect parent and a wholly owned subsidiary of Conseco, equal to the value of the preferred stock of CIHC previously held by the Company, including accrued paid-in-kind dividends. At December 31, 2003, the Company held preferred stock of CDOC of $167.6 million. In addition, at December 31, 2003 and 2002, the Company held preferred stock of another affiliate totaling $1.7 million.

     During the eight months ended August 31, 2003, the Company received capital contributions from its parent totaling $28.6 million, which was paid in cash. During 2002, the Company received capital contributions from its parent totaling $336.2 million consisting of: (i) the forgiveness of a surplus debenture and accrued interest totaling $271.2 million; and (ii) $65.0 million in cash. During 2001, the Company received a capital contribution from its parent totaling $30.0 million consisting of: (i) $26.5 million of actively managed fixed maturities and accrued interest; and (ii) $3.5 million of cash.

     At December 31, 2003 and 2002, the Company had a $50.0 million surplus debenture payable to its parent. The note bears interest at 10 percent and is payable quarterly. All payments of interest and principal require prior approval of the Illinois Insurance Division. Effective March 31, 2004, the surplus debenture was contributed by the Company's parent to the Company and was cancelled. Interest expense on the surplus debenture totaled $1.7 million in the four months ended December 31, 2003; $3.4 million in the eight months ended August 31, 2003; $5.1 million in 2002; and $5.1 million in 2001.

     On December 31, 2001, the Company had a surplus debenture payable to its parent with an outstanding balance of $254.2 million. Principal payments of $25.0 million were due annually beginning June 30, 2004, with a final principal payment of $129.2 million due on June 30, 2009. As discussed above, the surplus debenture was forgiven by the parent in 2002. Interest expense on the surplus debenture was $17.0 million and $23.2 million in 2002 and 2001, respectively.

     During the four months ended December 31, 2003, the Company recorded dividends paid on common stock totaling $20.0 million. Such dividends to our parent consisted of: (i) cash dividends of $2.3 million; and (ii) the transfer of actively managed fixed maturities with a carrying value of $17.7 million.

     During 2002, the Company declared dividends totaling $82.0 million, of which, $37.0 million was paid in cash in 2002 and $45.0 million was paid in cash in 2003.

     During 2001, the Company recorded dividends paid on common stock totaling $82.8 million. Such dividends to our parent consisted of: (i) cash dividends of $57.0 million; and (ii) the transfer of actively managed fixed maturity securities with a carrying value of $25.8 million.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

10.  OTHER OPERATING STATEMENT DATA

     Insurance policy income consisted of the following (dollars in millions):

                                                                       Successor               Predecessor
                                                                     ------------     -----------------------------------
                                                                                                             Years
                                                                      Four months     Eight months           ended
                                                                         ended            ended           December 31,
                                                                     December 31,      August 31,      -----------------
                                                                         2003             2003         2002         2001
                                                                         ----             ----         ----         ----
Premiums collected:
   Direct premiums collected.........................................    $327.3           $804.5      $1,613.8    $2,316.3
   Reinsurance assumed...............................................      63.3            124.2         141.4        98.8
   Reinsurance ceded.................................................     (42.3)           (88.0)       (159.1)     (214.3)
                                                                         ------           ------      --------    --------

       Premiums collected, net of reinsurance........................     348.3            840.7       1,596.1     2,200.8

   Change in unearned premiums.......................................       (.1)             (.7)          1.0         -
   Less premiums on universal life and products without mortality and morbidity risk which are recorded as additions to insurance
     liabilities ....................................................     205.9            515.3         964.7     1,290.1
                                                                         ------           ------      --------    --------
       Premiums on traditional products with mortality or morbidity
         risk, recorded as insurance policy income...................     142.3            324.7         632.4       910.7
Fees and surrender charges on interest-sensitive products............     112.7            295.3         508.6       447.0
                                                                         ------           ------      --------    --------

       Insurance policy income.......................................    $255.0           $620.0      $1,141.0    $1,357.7
                                                                         ======           ======      ========    ========

     The four states with the largest shares of 2003 collected premiums were California (14 percent), Texas (9 percent), Florida (9 percent) and Pennsylvania (6 percent). No other state accounted for more than 4 percent of total collected premiums.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Changes in the value of policies inforce at the Effective Date were as follows (dollars in millions):

                                                                                                      Successor
                                                                                                    ------------
                                                                                                     Four months
                                                                                                        ended
                                                                                                    December 31,
                                                                                                        2003
                                                                                                        ----
Successor balance, beginning of the period........................................................   $1,012.5
    Additional acquisition expense................................................................        2.3
    Amortization..................................................................................      (51.6)
    Amounts related to fair value adjustment of actively managed fixed maturities.................      (32.0)
                                                                                                     --------

Successor balance, end of the period..............................................................   $  931.2
                                                                                                     ========

     Changes in the cost of policies purchased were as follows (dollars in millions):

                                                                                                Predecessor
                                                                                      -----------------------------------
                                                                                                         Twelve months
                                                                                       Eight months         ended
                                                                                          ended          December 31,
                                                                                        August 31,     -----------------
                                                                                          2003         2002         2001
                                                                                          ----         ----         ----
Balance, beginning of the period...................................................     $ 530.6      $ 710.0      $ 787.6
    Additional acquisition expense on acquired policies............................         1.6          2.1          2.7
    Amortization...................................................................       (21.5)      (122.7)      (120.3)
    Amounts related to fair value adjustment of actively managed fixed maturities..         3.2        (38.8)       (27.6)
    Reinsurance transactions.......................................................        50.0          6.7         67.6
    Amount related to sale of affiliate............................................         -          (26.7)         -
    Other .........................................................................        (6.8)         -            -
    Elimination of Predecessor balance.............................................      (557.1)         -            -
                                                                                        -------      -------      ------

Balance, end of the period.........................................................     $   -        $ 530.6      $ 710.0
                                                                                        =======      =======      =======

     The discount rates used to determine the amortization of the cost of policies purchased averaged 6 percent in the eight months ended August 31, 2003, and 6 percent in both 2002 and 2001.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Changes in the cost of policies produced were as follows (dollars in millions):

                                                                       Successor                 Predecessor
                                                                    -------------     -----------------------------------
                                                                                                            Years
                                                                      Four months     Eight months          ended
                                                                         ended            ended          December 31,
                                                                      December 31,      August 31,     -----------------
                                                                         2003             2003         2002         2001
                                                                         ----             ----         ----         ----
Balance, beginning of the period..................................      $ -             $ 738.2      $1,045.8     $1,090.8
   Additions......................................................       12.0              39.2         128.6        237.2
   Amortization...................................................        (.9)           (117.1)       (380.6)      (158.7)
   Amounts related to fair value adjustment of actively
     managed fixed maturities.....................................        -                  .5         (38.9)        (9.3)
   Amount related to sale of affiliate............................        -                 -           (16.7)         -
   Other..........................................................        -                 -             -         (114.2)
   Elimination of Predecessor balance.............................        -              (660.8)          -            -
                                                                        -----           -------      --------     --------

Balance, end of the period........................................      $11.1           $   -        $  738.2     $1,045.8
                                                                        =====           =======      ========     ========

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

11.  STATEMENT OF CASH FLOWS

     Income taxes paid (received) totaled $(39.3) million in the four months ended December 31, 2003; $(22.3) million in the eight months ended August 31, 2003; and $(23.5) million and $9.8 million in 2002 and 2001, respectively.

12.  STATUTORY INFORMATION (BASED ON NON-GAAP MEASURES)

     Statutory accounting practices prescribed or permitted by regulatory authorities for insurance companies differ from GAAP. The Company reported the following combined amounts to regulatory agencies (dollars in millions):

                                                                                     2003            2002
                                                                                     ----            ----
   Statutory capital and surplus..................................................  $688.1          $265.0
   Asset valuation reserve........................................................     7.5             5.1
   Interest maintenance reserve...................................................    50.9           128.7
                                                                                    ------          ------

       Total......................................................................  $746.5          $398.8
                                                                                    ======          ======

     Our combined statutory net income (loss) was $114.3 million, $(149.2) million and $(178.1) million in 2003, 2002 and 2001, respectively.

     State insurance laws generally restrict the ability of insurance companies to pay dividends or make other distributions. During 2003 and 2002, the Company declared cash and non-cash dividends to its parent totaling $20.0 million and $82.0 million, respectively.

     On October 30, 2002, Bankers National Life Insurance Company and Conseco Life Insurance Company of Texas (on behalf of itself and its insurance subsidiaries including the Company, Conseco Life and CIC), Conseco's subsidiaries domiciled in Texas, each entered into consent orders with the Commissioner of Insurance for the State of Texas whereby they agreed: (i) not to request any dividends or other distributions before January 1, 2003 and, thereafter, not to pay any dividends or other distributions to parent companies outside of the insurance system without the prior approval of the Texas Insurance Commissioner; (ii) to continue to maintain sufficient capitalization and reserves as required by the Texas Insurance Code; (iii) to request approval from the Texas Insurance Commissioner before making any disbursements not in the ordinary course of business; (iv) to complete any pending transactions previously reported to the proper insurance regulatory officials prior to and during Conseco's restructuring, unless not approved by the Texas Insurance Commissioner; (v) to obtain a commitment from Conseco to maintain their infrastructure, employees, systems and physical facilities prior to and during Conseco's restructuring; and (vi) to continue to permit the Texas Insurance Commissioner to examine its books, papers, accounts, records and affairs. The consent orders were formally released on November 19, 2003. Conseco has agreed with the Texas Insurance Department to provide prior notice of certain transactions, including up to 30 days prior notice of the payment of dividends by an insurance subsidiary to any non-insurance company parent, and periodic reporting of information concerning its financial performance and condition.

     The National Association of Insurance Commissioners' Risk-Based Capital for Life and/or Health Insurers Model Act (the "Model Act") provides a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks and whether there is a need for possible regulatory attention. The Model Act provides four levels of regulatory attention, varying with the ratio of the insurance company's total adjusted capital (defined as the total of its statutory capital and surplus, AVR and certain other adjustments) to its company action level risk based capital ("RBC"): (i) if a company's total adjusted capital is less than 100 percent but greater than or equal to 75 percent of its RBC (the "Company Action Level"), the company must submit a comprehensive plan to the regulatory authority proposing corrective actions aimed at improving its capital position; (ii) if a company's total adjusted capital is less than 75 percent but greater than or equal to 50 percent of its RBC (the "Regulatory Action Level"), the regulatory authority will perform a special examination of the company and issue an order specifying the corrective actions that must be taken; (iii) if a company's total adjusted capital is less than 50 percent but greater than or equal to 35 percent of its RBC (the "Authorized Control Level"), the regulatory authority may take any action it deems necessary, including placing the company under

                     WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

regulatory control; and (iv) if a company's total adjusted capital is less than 35 percent of its RBC (the "Mandatory Control Level"), the regulatory authority must place the company under its control. In addition, the Model Act provides for an annual trend test if a company's total adjusted capital is between 100 percent and 125 percent of its RBC at the end of the year. The trend test calculates the greater of the decrease in the margin of total adjusted capital over RBC: (i) between the current year and the prior year; and (ii) for the average of the last 3 years. It assumes that such decrease could occur again in the coming year. Any company whose trended total adjusted capital is less than 95 percent of its RBC would trigger a requirement to submit a comprehensive plan as described above for the Company Action Level.

     The 2003 statutory annual statements filed with the state insurance regulators reflected total adjusted capital in excess of the levels subjecting us to any regulatory action. The consolidated RBC ratio for the Company and its subsidiaries was approximately 293 percent at December 31, 2003. We calculate the consolidated RBC ratio by assuming all of the assets, liabilities, capital and surplus and other aspects of our business are combined together in one insurance subsidiary, with appropriate intercompany eliminations.

     We hold principal protected senior notes of three trusts which invest in fixed maturities, mortgages, preferred stock, common stock and limited partnerships. During the fourth quarter of 2003, the trusts began liquidating their portfolios, a process which was completed in the first quarter of 2004. Under statutory accounting practices, which differ from GAAP, realized capital losses of $35.4 million were recorded on the fourth quarter 2003 partial redemption of the senior notes issued by the trusts that are owned by us. Additional statutory realized capital losses of $74.6 million were recorded at December 31, 2003 since a decision had been made to redeem the remaining senior notes at amounts less than their amortized cost. The total statutory realized losses of $110.0 million on the senior notes were included in the interest maintenance reserve.